As filed with the Securities and Exchange Commission on August 2, 2001
                                                             File Nos. 333-16093
                                                                        811-7923

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 18
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 19

                                CNI CHARTER FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                     (Address of Principal Executive Office)

                                 (800) 708-8881
              (Registrant's Telephone Number, Including Area Code)

                             William J. Souza, Esq.
                             400 North Roxbury Drive
                         Beverly Hills, California 90210
                     (Name and Address of Agent for Service)
                            -------------------------

             It is proposed that this filing will become effective:
             _____  immediately upon filing pursuant to Rule 485(b)
             __X__  on August 2, 2001 pursuant to Rule 485(b)
             _____  60 days after filing pursuant to Rule 485(a)(1)
             _____  75 days after filing pursuant to Rule 485(a)(2)
             _____  on ___________ pursuant to Rule 485(a)(1)

                                   ----------

                     Please Send Copy of Communications to:

                            MITCHELL E. NICHTER, ESQ.
                              JACOB M. SIMON, ESQ.
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104
                                 (415) 835-1600

                                CNI CHARTER FUNDS

                    CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment to the registration statement of the Registrant contains the following documents:

       Facing Sheet

       Contents of the Post-Effective Amendment

       Part A - Prospectus for the Institutional Class shares of the RCB Small Cap Value Fund

       Part A - Prospectus for the Class A shares of the RCB Small Cap Value
       Fund

       Part A - Prospectus for the Class R shares of the RCB Small Cap Value
       Fund

       Part B - Statement of Additional Information for the RCB Small Cap Value Fund

       Part C -  Other Information

       Signature Page

       Exhibits

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                                     PART A

                                 PROSPECTUS FOR
                          INSTITUTIONAL CLASS SHARES OF

                            RCB SMALL CAP VALUE FUND

      ---------------------------------------------------------------------

[LOGO]    CNI











                            RCB SMALL CAP VALUE FUND

                               INSTITUTIONAL CLASS



                                   PROSPECTUS
                              DATED AUGUST 2, 2001







                               INVESTMENT ADVISOR:
                          REED, CONNER & BIRDWELL, LLC


           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

           -------------------------------------------------------------

           Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

TABLE OF CONTENTS



Summary .......................................................................1

Management of the Fund.........................................................6

Additional Investment Strategies and Related Risks.............................8

How to Buy, Sell and Exchange Shares...........................................9

Dividends and Taxes...........................................................11

Financial Highlights..........................................................13

Important Terms to Know.......................................................14

For More Information..................................................back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the fund described here should request the SAI and review it before purchasing shares.

This Prospectus offers Institutional Class shares of the RCB Small Cap Value Fund (the "Fund"). Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own account or on behalf of their customers. The Fund offers other classes of shares which are subject to the same management fee and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

SUMMARY



           Our Goal

           The Fund seeks to provide capital appreciation through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.


           Principal Strategy


           We invest in a diversified portfolio of equity securities of smaller U.S. corporations, generally with a market capitalization of $2.5 billion or less at time of purchase. Under normal circumstances, at least 80% of the Fund's net assets consists of these securities. The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long-term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:


               o   Return on capital trends
               o   Cash flow and/or earnings growth
               o   Free cash flow
               o   Balance sheet integrity
               o   Intrinsic value analysis

           Our research effort also includes an investigation of the strength of companies' business franchises and managements' commitment to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price would result in an intensive, re-evaluation of the holding and a possible sale.

           The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax-efficient. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

           Principal Risks of Investing in the Fund

           Market Risk - As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. By investing in stocks, the Fund will expose you to risks that could cause you to lose money, such as a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

           Smaller Capitalized Companies - The Fund primarily invests in smaller capitalized companies. The investment manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, the Fund may hold a significant percentage of a company's outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.




           Focus. The Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

           Past Performance


           The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Institutional Class shares of the Fund for the indicated periods. The Fund intends to first offer Institutional Class shares of the Fund for public sale on October 1, 2001. The past performance results of the Fund's Institutional Class shares have not been provided but will be reported once the Institutional Class shares of the Fund have been in operation for one complete calendar year (i.e., January-December).

           The bar chart and the performance table below are for the Class R shares of the Fund, which are not offered in this prospectus. The Fund intends to commence operations on October 1, 2001, after the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") into the Class R shares of the Fund. The returns for the Class R shares of the Fund reflect the performance of the Predecessor Fund prior to the reorganization.


           The Institutional Class shares of the Fund would have slightly higher annual returns in spite of the fact that the shares are invested in the same portfolio of securities because the Institutional Class shares do not charge the distribution fees or sales loads charged by the Class R shares of the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

           This bar chart shows the performance of the Fund's Class R shares based on a calendar year.


              [Bar Chart Showing

              Fund 12.87% 18.07%

                 2000        1999]


              Best Quarter - 21.60% (Q2 1999)
              Worst Quarter - -5.08% (Q3 1999)


           This table shows the average annual total returns of the Class R shares for the periods ending December 31, 2000.


                                          One Year  -Since Inception (9/30/1998)


              Fund                         12.87%             26.40%
              S&P 500 Index                -9.07%             13.68%
              Russell 2000 Index           -3.02%             14.92%
              Russell 2000 Value Index     22.83%             13.11%

           For the period from January 1, 2001 through June 30, 2001, the Class R Shares returned 20.63%

Fees and Expenses of the Fund

           This table describes the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund. You pay no sales charges or transaction fees for buying or selling Institutional Class shares of the Fund.

           Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


           Management Fee*                                        0.85%
           Other Expenses
              Shareholder Servicing Fee              0.25%
              Other Fund Expenses**                  0.26%
           Total Other Expenses                                   0.51%
           ------------------------------------------------------------
           Total Annual Fund Operating Expenses**                 1.36%



           * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

           ** Other Fund Expenses for the Fund, and thus the Fund's Total Annual
              Fund Operating Expenses, are estimates and may be higher or lower than shown above. The investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Institutional Class Total Annual Fund Operating Expenses for the current fiscal year at or below 1.24%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

           Example

           The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year        3 Years        5 Years        10 Years
             ------        -------        -------        --------
              $138           $431           $745          $1,635

MANAGEMENT OF THE FUND



           Investment Advisor


           Reed, Conner & Birdwell, LLC (the "Investment Advisor"), a wholly-owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"), the Fund's investment manager. The Investment Advisor's address is 11111 Santa Monica Blvd., Ste. 1700, Los Angeles, California 90025. As of June 30, 2001, the Investment Advisor managed assets of approximately $1.2 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over forty years.


           Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of the Investment Advisor, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of the Investment Advisor, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.

           Investment Manager

           As investment manager, CNAM provides the Fund with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


           CNAM is a wholly-owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $9.1 billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $18.5 billion in assets under administration, which includes $7.2 billion in assets under management.


           CNAM receives for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM pays to the Investment Advisor

           Administrator

           SEI Investments Mutual Fund Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a separate agreement with the Administrator, CNB performs certain sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.075% of the average daily net assets of the Fund.

           Distributor

           SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

           Shareholder Servicing Fees

           The Fund has adopted a shareholder services agreement that allows the Fund to pay fees to broker-dealers and other financial intermediaries (including the CNB and its affiliates) for services provided to Institutional Class shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Institutional Class shares of the Fund, a portion or all of which may be received by CNB or its affiliates.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS



           The following risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled "Summary."


           Foreign Securities - The Fund may invest up to 35% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.


           Defensive Investments - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund's portfolio manager, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

           Portfolio Turnover - We will sell a security when we believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

HOW TO BUY, SELL AND EXCHANGE SHARES



           Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

           Shares of the Fund are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectuses. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

           How to Buy Shares

           To purchase shares of the Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

           How to Sell Shares

           You may sell your shares only through your Authorized Institution. To sell shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

           Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

           We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

           The Fund may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

           How to Exchange Shares

           You may exchange Institutional Class shares of the Fund for Institutional Class shares of any other CNI Charter Fund in which you are eligible to invest on any business day.

           When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value ("NAV") of the Fund next calculated after we receive your exchange request. To exchange shares of the Fund, you should contact your Authorized Institution.

           General Information

           How and when we calculate the Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of the Fund after the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

           If we receive your purchase, redemption or exchange order from your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE.

           How We Calculate NAV

           NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Different classes of the Fund have different NAVs. More details about how we calculate the NAV for the Fund are in the SAI.

           Purchase and Account Balance Minimums

           There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

DIVIDENDS AND TAXES



           Dividends

           We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

           We will automatically reinvest your dividends and capital gain distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

           Taxes

           Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

           The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale or exchange of Fund shares is a taxable event.

           Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund's shares or any exchange of the Fund's shares for another fund will be treated as a sale, and any gain on the transaction may be taxable.

           You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

           If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

           More information about taxes is in the SAI.

Important Terms to Know



           The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and July 1.

           The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

           The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price-to-book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

                          [LOGO] CNI CHARTER FUNDS (SM)



                              RCB SMALL CAP VALUE

                              INSTITUTIONAL CLASS

                                   PROSPECTUS
                              DATED AUGUST 2, 2001


FOR MORE INFORMATION

CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Once it becomes available, in the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its preceding fiscal year. Once they become available, additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to shareholders. To receive a free copy of this Prospectus, the SAI, or the Annual or Semi-Annual Reports (when available), please contact:

      SEI Investments Distribution Co.
      One Freedom Valley Drive
      Oaks, Pennsylvania 19456
      1-888-889-0799

Information about the Fund may be reviewed and copied:

o   at the SEC's Public Reference Room in Washington, D.C. at 1-800-SEC-0330;

o   on the EDGAR database at the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at www.publicinfo@sec.gov.

If you have questions about the Fund, please call 1-888-889-0799.

           The Fund's Investment Company Act file number: 811-07923.



                                                                    CNI-F-000-00

      ---------------------------------------------------------------------

                                     PART A

                                 PROSPECTUS FOR
                                CLASS A SHARES OF

                            RCB SMALL CAP VALUE FUND

      ---------------------------------------------------------------------

   CHARTER FUNDS



                            RCB SMALL CAP VALUE FUND

                                     CLASS A


                                   PROSPECTUS
                              DATED AUGUST 2, 2001



                               INVESTMENT ADVISOR:
                          REED, CONNER & BIRDWELL, LLC

            The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        ------------------------------------------------------------------
        Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

TABLE OF CONTENTS



Summary.........................................................1
Management of the Fund..........................................6
Additional Investment Strategies and Related Risks..............8
How to Buy, Sell and Exchange Shares............................9
Dividends and Taxes............................................11
Financial Highlights...........................................13
Important Terms to Know........................................14
For More Information...................................back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the fund described here should request the SAI and review it before purchasing shares.

This Prospectus offers Class A shares of the RCB Small Cap Value Fund (the "Fund"). Class A shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs. The Fund offers other classes of shares which are subject to the same management fee and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

SUMMARY


        Our Goal

        The Fund seeks capital appreciation through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

        Principal Strategy


        We invest in a diversified portfolio of equity securities of smaller U.S. corporations, generally with a market capitalization of $2.5 billion or less at time of purchase. Under normal circumstances, at least 80% of the Fund's net assets consists of these securities. The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:


              o       Return on capital trends
              o       Cash flow and/or earnings growth
              o       Free cash flow
              o       Balance sheet integrity
              o       Intrinsic value analysis

        Our research effort also includes an investigation of the strength of companies' business franchises and managements' commitment to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price would result in an intensive re-evaluation of the holding and a possible sale.

        The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax-efficient. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

        Principal Risks of Investing in the Fund

        Market Risk - As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. By investing in stocks, the Fund will expose you to risks that could cause you to lose money, such as a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

        Smaller Capitalized Companies - The Fund primarily invests in smaller capitalized companies. The investment manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, the Fund may hold a significant percentage of a company's outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.



        Focus. The Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

        Past Performance


        The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Class A shares of the Fund for the indicated periods. The Fund intends to first offer Class A shares of the Fund for public sale on October 1, 2001. The past performance results of the Fund's Class A shares have not been provided but will be reported once the Class A shares of the Fund have been in operation for one complete calendar year (i.e., January-December).

        The bar chart and the performance table below are for the Class R shares of the Fund, which are not offered in this prospectus. The Fund intends to commence operations on October 1, 2001, after the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") into the Class R shares of the Fund. The returns for the Class R shares of the Fund reflect the performance of the Predecessor Fund prior to the reorganization.


        The Class A shares of the Fund would have slightly higher annual returns in spite of the fact that the shares are invested in the same portfolio of securities because the Class A shares do not charge the sales loads charged by the Class R shares of the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

        This bar chart shows the performance of the Fund's Class R shares based on a calendar year.


               [Bar Chart Showing

               Fund 12.87% 18.07%

                  2000     1999]

               Best Quarter - 21.60% (Q2 1999)
               Worst Quarter - -5.08% (Q3 1999)


        This table shows the average annual total returns of the Class R shares for the periods ending December 31, 2000.


                                          One Year   Since Inception (9/30/1998)

               Fund                         12.87%         26.40%
               S&P 500 Index                -9.07%         13.68%
               Russell 2000 Index           -3.02%         14.92%
               Russell 2000 Value Index     22.83%         13.11%

           For the period from January 1, 2001 through June 30, 2001, the Class R Shares returned 20.63%

        Fees and Expenses of the Fund

        This table describes the fees and expenses you may pay if you buy and hold Class A shares of the Fund. You pay no sales charges or transaction fees for buying or selling Class A shares of the Fund.

        Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


        Management Fee*                                                   0.85%
        Distribution (12b-1) Fees                                         0.25%
        Other Expenses
           Shareholder Servicing Fee                       0.25%
           Other Fund Expenses**                           0.26%
        Total Other Expenses                                              0.51%
        -----------------------------------------------------------------------
        Total Annual Fund Operating Expenses**                            1.61%


          *The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

        ** Other Fund Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates and may be higher or lower than shown above. The investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Class A Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

        Example

        The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class A shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Year    3 Years   5 Years   10 Years
         ------    -------   -------   --------
          $164      $508       $876     $1,911

MANAGEMENT OF THE FUND


        Investment Advisor


        Reed, Conner & Birdwell, LLC (the "Investment Advisor"), a wholly owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"), the Fund's investment manager. The Investment Advisor's address is 11111 Santa Monica Blvd., Ste. 1700, Los Angeles, California 90025. As of June 30, 2001, the Investment Advisor managed assets of approximately $1.2 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over forty years.


        Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of the Investment Advisor, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of the Investment Advisor, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.

        Investment Manager

        As investment manager, CNAM provides the Fund with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


        CNAM is a wholly-owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $9.1 billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $18.5 billion in assets under administration, which includes $7.2 billion in assets under management.


        CNAM receives for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM pays to the Investment Advisor.

        Administrator

        SEI Investments Mutual Fund Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a separate agreement with the Administrator, CNB performs certain sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.075% of the average daily net assets of the Fund.

        Distributor

        SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

        Distribution of Fund Shares

        The Fund has adopted a plan (the "Plan") for its Class A shares under Rule 12b-1 of the Investment Company Act. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of the average daily net assets of the Class A shares for the sale and distribution of the Class A shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Although the Fund does not have a front-end load, because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

        The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

        Shareholder Servicing Fees

        The Fund has adopted a shareholder services agreement that allows the Fund to pay fees to broker-dealers and other financial intermediaries (including the CNB and its affiliates) for services provided to Class A shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will also increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Class A shares of the Fund, a portion or all of which may be received by CNB or its affiliates.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS


        The following risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled "Summary."


        Foreign Securities - The Fund may invest up to 35% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.


        Defensive Investments - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund's portfolio manager, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

        Portfolio Turnover - We will sell a security when we believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

HOW TO BUY, SELL AND EXCHANGE SHARES


        Here are the details you should know about how to purchase, sell (sometimes called "redeem") and exchange shares:

        Shares of the Fund are offered only through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectuses. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

        How to Buy Shares

        To purchase shares of the Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

        How to Sell Shares

        You may sell your shares only through your Authorized Institution. To sell shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

        Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

        We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

        The Fund may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

        How to Exchange Shares

        You may exchange Class A shares of the Fund for Class A shares of any other CNI Charter Fund in which you are eligible to invest on any business day.

        When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the price or net asset value ("NAV") of the Fund next calculated after we receive your exchange request. To exchange shares of the Fund, you should contact your Authorized Institution.

        General Information

        How and when we calculate the Fund's NAV determines the price at which you will buy or sell shares. We calculate the NAV of the Fund after the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

        If we receive your purchase, redemption or exchange order from your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE.

        How We Calculate NAV

        NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Different classes of the Fund have different NAVs. More details about how we calculate the NAV for the Fund are in the SAI.

        Purchase and Account Balance Minimums

        There are no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

DIVIDENDS AND TAXES


        Dividends

        We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

        We will automatically reinvest your dividends and capital gain distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

        Taxes

        Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

        The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale or exchange of Fund shares is a taxable event.

        Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund's shares or any exchange of the Fund's shares for another fund will be treated as a sale, and any gain on the transaction may be taxable.

        You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

        If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

        More information about taxes is in the SAI.

Important Terms to Know


        The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and July 1.

        The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

        The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price-to-book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

                               [LOGO] CNI Charter
                                      -----------
                                      Fund (SM)


                            RCB Small Cap Value Fund

                                    Class A

                                   Prospectus
                             Dated Augugst 2, 2001

For More Information



CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Once it becomes available, in the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its preceding fiscal year. Once they become available, additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to shareholders. To receive a free copy of this Prospectus, the SAI, or the Annual or Semi-Annual Reports (when available), please contact:



    SEI Investments Distribution Co.
    One Freedom Valley Drive
    Oaks, Pennsylvania 19456
    1-888-889-0799

Information about the Fund may be reviewed and copied:

o       at the SEC's Public Reference Room in Washington, D.C. at
        1-800-SEC-0330;

o       on the EDGAR database at the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at www.publicinfo@sec.gov.


If you have questions about the Fund, please call 1-888-889-0799.

        The Fund's Investment Company Act file
        number: 811-07923.




                                                                    CNI-F-000-00

      ---------------------------------------------------------------------

                                     PART A

                                 PROSPECTUS FOR
                                CLASS R SHARES OF

                            RCB SMALL CAP VALUE FUND

      ---------------------------------------------------------------------

          CHARTER   FUNDS



                            RCB SMALL CAP VALUE FUND

                                     CLASS R


                                   PROSPECTUS
                              DATED AUGUST 2, 2001






                               INVESTMENT ADVISOR:
                          REED, CONNER & BIRDWELL, LLC

                  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
           Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

TABLE OF CONTENTS



Summary..................................................................1
Management of the Fund...................................................6
Additional Investment Strategies and Related Risks.......................8
How to Buy and Sell Shares...............................................9
Dividends and Taxes.....................................................17
Financial Highlights....................................................19
Important Terms to Know.................................................20
For More Information............................................back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the Statement of Additional Information ("SAI"). Investors seeking more in-depth explanations of the fund described here should request the SAI and review it before purchasing shares.

This Prospectus offers Class R shares of the RCB Small Cap Value Fund (the "Fund"). Class R shares are intended for individual investors, partnerships, corporations, and other accounts that have diversified investment needs, and purchase shares of the Fund through their broker. The Fund offers other classes of shares which are subject to the same management fee and other expenses but may be subject to different distribution fees, shareholder servicing fees and/or sales loads.

SUMMARY


           Our Goal

           The Fund seeks capital appreciation through investment in smaller U.S. corporations which are considered undervalued. The goal of the Fund can only be changed with shareholder approval.

           Principal Strategy


           We invest in a diversified portfolio of equity securities of smaller U.S. corporations, generally with a market capitalization of $2.5 billion or less at the time of purchase. Under normal circumstances, at least 80% of the Fund's net assets consists of these securities. The overall investment philosophy of the Fund involves a value-oriented focus on preservation of capital over the long term and a "bottom-up" approach, analyzing companies on their individual characteristics, prospects and financial conditions. We determine the universe of potential companies for investment through a systematic screening of companies for attractive valuation characteristics and the prospects of fundamental changes, as well as information we derive from a variety of sources, including, but not limited to, regional brokerage research, trade publications and industry conferences. We evaluate companies within this universe for fundamental characteristics such as:


               o   Return on capital trends
               o   Cash flow and/or earnings growth
               o   Free cash flow
               o   Balance sheet integrity
               o   Intrinsic value analysis

           Our research effort also includes an investigation of the strength of companies' business franchises and managements' commitment to shareholders through direct contacts and company visits. Factors that may cause the sale of the Fund's portfolio holdings include management disappointment or changes in the course of business, changes in a company's fundamentals, or our assessment that a particular company's stock is extremely overvalued. A 15% or greater decline in a company's stock price would result in an intensive re-evaluation of the holding and a possible sale.

           The Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax-efficient investment. This should result in the realization and the distribution to shareholders of lower capital gains, which would be considered tax-efficient. This anticipated lack of frequent trading should also lead to lower transaction costs, which could help to improve performance.

           Principal Risks of Investing in the Fund

           Market Risk - As with any mutual fund, there are risks to investing. We cannot guarantee that we will meet our investment goal. By investing in stocks, the Fund will expose you to risks that could cause you to lose money, such as a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment in the Fund will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that its principal market segment, small capitalization value stocks, may underperform other equity market segments or the market as a whole.

           Smaller Capitalized Companies - The Fund primarily invests in smaller capitalized companies. The investment manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, the securities of smaller capitalized companies may have few market makers, wider spreads between their quoted bid and asked prices, and lower trading volume, resulting in greater price volatility and less liquidity than the securities of larger capitalized companies. In addition, the Fund may hold a significant percentage of a company's outstanding shares, which means that the Fund may have to sell such investments at discounts from quoted prices.




           Focus. The Fund intends to hold a relatively small number of securities positions, each representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which hold many more stocks than the Fund and may be focused on different sectors or industries than the Fund.

           Past Performance


           The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Class R shares of the Fund for the indicated periods. The Fund intends to commence operations on October 1, 2001, after the reorganization of the RCB Small Cap Fund (the "Predecessor Fund") into the Class R shares of the Fund. The returns for the Class R shares of the Fund reflect the performance of the Predecessor Fund prior to the reorganization. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


           This bar chart shows the performance of the Fund's Class R shares based on a calendar year.

               [Bar Chart Showing


               Fund 12.87% 18.07%


                  2000        1999]


               Best Quarter - 21.60% (Q2 1999)
               Worst Quarter - -5.08% (Q3 1999)


           This table shows the average annual total returns of the Class R shares for the periods ending December 31, 2000.

                                         One Year    Since Inception (9/30/1998)


                Fund                      12.87%        26.40%
                S&P 500 Index             -9.07%        13.68%
                Russell 2000 Index        -3.02%        14.92%
                Russell 2000 Value Index  22.83%        13.11%

           For the period from January 1, 2001 through June 30, 2001, the Class R Shares returned 20.63%

           Fees and Expenses of the Fund

           This table describes the fees and expenses you may pay if you buy and hold Class R shares of the Fund.

           Shareholder fees (fees paid directly from your
           investment)
           Maximum sales charge (load) imposed on purchases
           (as a percentage of offering price)                             3.50%
           Maximum deferred sales charge (load)                             None
           Annual Fund Operating Expenses (expenses that
           are deducted from Fund assets)
           Management Fee*                                                 0.85%
           Distribution (12b-1) Fees                                       0.25%
           Other Expenses

               Shareholder Servicing Fee                       0.25%
               Other Fund Expenses**                           0.26%
           Total Other Expenses                                            0.51%
           ---------------------------------------------------------------------
           Total Annual Fund Operating Expenses**                          1.61%


           * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.


           ** Other Fund Expenses for the Fund, and thus the Fund's Total Annual Fund Operating Expenses, are estimates and may be higher or lower than shown above. The investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Class R Total Annual Fund Operating Expenses for the current fiscal year at or below 1.49%. Any fee reductions or reimbursements may be repaid to the investment manager within 3 years after they occur if such repayments can be achieved within the Fund's then current expense limit, if any, for that year and if certain other conditions are satisfied.

           Example

           The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class R shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example should not be considered a representation of past or future expenses or performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 Year        3 Years        5 Years        10 Years
             ------        -------        -------        --------
              $508           $840          $1,195         $2,194

MANAGEMENT OF THE FUND


           Investment Advisor


           Reed, Conner & Birdwell, LLC (the "Investment Advisor"), a wholly owned subsidiary of City National Corporation, currently serves as the Fund's sub-advisor, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Asset Management, Inc. ("CNAM"), the Fund's investment manager. The Investment Advisor's address is 11111 Santa Monica Blvd., Ste. 1700, Los Angeles, California 90025. As of June 30, 2001, the Investment Advisor managed assets of approximately $1.2 billion for individual and institutional investors. The Investment Advisor and its predecessor have been engaged in the investment advisory business for over forty years.


           Mr. Jeffrey Bronchick, Executive Vice President, Principal and Chief Investment Officer of the Investment Advisor, and Mr. Thomas D. Kerr, Vice President, Portfolio Management and Research of the Investment Advisor, are principally responsible for the management of the Fund. They have been associated with the Investment Advisor or its predecessor since 1989 and 1994, respectively.

           Investment Manager

           As investment manager, CNAM provides the Fund with investment management services. CNAM's address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.


           CNAM is a wholly-owned subsidiary of City National Bank ("CNB"), a federally chartered commercial bank founded in the early 1950's with approximately $9.1 billion in assets as of June 30, 2001. CNB is itself a wholly-owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 30 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of June 30, 2001, CNB and its affiliates had approximately $18.5 billion in assets under administration, which includes $7.2 billion in assets under management.


           CNAM receives for its investment management services a fee at the annual rate of 0.85% of the average daily net assets of the Fund, all of which CNAM pays to the Investment Advisor.

           Administrator

           SEI Investments Mutual Fund Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a separate agreement with the Administrator, CNB performs certain sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.075% of the average daily net assets of the Fund.

           Distributor

           SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

           Distribution of Fund Shares

           The Fund has adopted a plan (the "Plan") for its Class R shares under Rule 12b-1 of the Investment Company Act. The Plan allows the Fund to pay to the Distributor distribution fees of 0.25% of the average daily net assets of the Class R shares for the sale and distribution of the Class R shares. The Distributor may pay some or all of such distribution fees to broker-dealers and other financial intermediaries (including CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

           The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

           Shareholder Servicing Fees

           The Fund has adopted a shareholder services agreement that allows the Fund to pay fees to broker-dealers and other financial intermediaries (including the CNB and its affiliates) for services provided to Class R shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will also increase the cost of your investment. Fees under the shareholder services agreement, as a percentage of average daily net assets, are 0.25% for Class R shares of the Fund, a portion or all of which may be received by CNB or its affiliates.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS


           The following risks of the Fund referred to below are related to investment strategies that are material but not fundamental strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above. See the fundamental risks described with respect to the Fund under the section entitled "Summary."


           Foreign Securities - The Fund may invest up to 35% of its assets in foreign securities. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. These foreign securities may be denominated in foreign currencies, whose value may decline against the U.S. dollar.


           Defensive Investments - The strategies described in this prospectus are those the Fund uses under normal circumstances. At the discretion of the Fund's portfolio manager, we may invest up to 100% of the Fund's assets in cash or cash equivalents for temporary defensive purposes. The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

           Portfolio Turnover - We will sell a security when we believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

HOW TO BUY AND SELL SHARES


           Here are the details you should know about how to purchase and sell (sometimes called "redeem") shares:

           How to Buy Shares


           By Telephone - To open an account by telephone, call 1 (888) 889-0799 to obtain instructions and a fax number to which you should send your completed account application. We will establish your account and contact you with your new account number. After you have obtained an account number, you may instruct your bank to wire the amount of your investment to (your bank may charge a fee to wire money):


                              Bankers Trust Company
                               New York, New York
                                 ABA # 021001033
         for credit to: Forum Shareholder Services, LLC Acct #01-465-547
                          Re: RCB Small Cap Value Fund
                                   [Your name]
                              [Your account number]

           By Mail - To open an account by mail, please send to us your completed account application, together with a check made payable to:

                                CNI Charter Funds
                                  P.O. Box 446
                               Portland, ME 04112

           Or, for overnight mailings:

                                CNI Charter Funds
                                2 Portland Square
                               Portland, ME 04101

           Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third-party checks, credit card checks, or cash.

           Through Your Authorized Institution - You may also purchase shares of the Fund through approved broker-dealers or other financial institutions (each an "Authorized Institution"). Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. Consult a representative of your Authorized Institution for further information. The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

           How to Sell Shares

           By Mail - To redeem shares by mail, prepare a written request including:

               o  Your name(s) and signature(s)

               o The name of the Fund (the RCB Small Cap Value Fund) and your account number
               o  The dollar amount or number of shares you want to redeem
               o  How and where to send your proceeds
               o A signature guarantee, if required (see "Signature Guarantee Requirements" below)
               o Any other required documentation, such as corporate resolutions or trust documents

           Mail your request and documentation to us (see "How to Buy Shares - By Mail" above).

           By Wire - You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

           To request a wire redemption, mail us your request (see "How to Buy Shares - By Mail" above) or call us with your request (see "By Telephone" below). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

           By Telephone - You may only request payment of your redemption proceeds by telephone if you have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.


           To redeem shares by telephone, call us with your request at 1 (888) 889-0799. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.


           Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges -- see "By Wire" above).

           Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. The Fund will not be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

           Redemptions Through Authorized Institutions - If you hold shares through an Authorized Institution, you must redeem your shares through that Authorized Institution. Contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

           Systematic Withdrawal Plan - If you own shares of the Fund with an aggregate value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on a specified date. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.


           To set up periodic withdrawals, complete the "Systematic Withdrawal Plan" section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by Automatic Clearing House ("ACH") payment. To redeem your shares using ACH payments, call us at 1 (888) 889-0799.


           Miscellaneous - Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but not later than seven days after the receipt of your request.

           We generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities rather than cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

           The Fund may suspend your right to redeem your shares if the New York Stock Exchange (the "NYSE") or the Federal Reserve restricts trading, the SEC declares an emergency or for other reasons, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

           How to Exchange Shares

           Currently, Class R shares are not exchangeable for any other class of shares in the Fund or for shares in any of the other CNI Charter Funds.

           General Information

           How and when we calculate the Fund's net asset value ("NAV") determines the price at which you will buy or sell shares. We calculate the NAV of the Fund after the close of trading on the NYSE every day the NYSE is open. Shares may be purchased or sold on any day that the NYSE is open for business. Shares, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or Federal Reserve is closed. The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

           If we receive your purchase or redemption order from your Authorized Institution before close of trading on the NYSE, we will price your order at that day's NAV. If we receive your order after close of trading on the NYSE, we will price your order at the next day's NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective that day. This allows your Authorized Institution time to process your request and transmit it to the Fund before close of trading on the NYSE.

           How We Calculate NAV

           NAV for one share of the Fund is the value of that share's portion of the net assets (i.e., assets less liabilities) of the Fund. We calculate the Fund's NAV by dividing the total net value of its assets by the number of outstanding shares. We base the value of the Fund's investments on its market value, usually the last price reported for each security before the close of the market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. If market prices are unavailable or considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Different classes of the Fund have different NAVs. More details about how we calculate the NAV for the Fund are in the SAI.

           Purchase and Account Balance Minimums

           You may open an account with a $25,000 investment in the Fund, and thereafter may make additional investments of $1,000 or more at any time. You may open a retirement plan account (e.g., an IRA) with a $1,000 investment, and may thereafter make additional investments of $100 or more at any time.

           Automatic Investment Plan

           If you have a checking or savings account with a bank, thrift or savings and loan, you may establish an Automatic Investment Plan. You may then begin regularly scheduled investments of at least $100 per month through automatic deductions from your checking or savings account. To participate in the Automatic Investment Plan, complete the appropriate section on your account application form.

           Sales Charges

           Class R shares of the Fund are sold subject to a front-end sales charge. The offering price of Class R shares of the Fund is the NAV next calculated after the Fund receives your request, plus the front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

                                          As a Percentage of  As a Percentage of
           Your Investment                  Offering Price      Your Investment
           ---------------                  --------------      ---------------
           Less than $50,000                    3.50%                3.25%
           $50,000 but less than $100,000       3.00%                3.09%
           $100,000 but less than $200,000      2.50%                2.56%
           $200,000 but less than $300,000      2.00%                2.04%
           $300,000 but less than $500,000      1.00%                1.01%
           $500,000 or more                      None                 None

           Reduced Sales Charges

           Rights of Accumulation - In calculating the appropriate sales charge rate, you may add the value of the Class R Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class R Shares you purchased previously for (1) your account, (2) your spouse's account, (3) a joint account with your spouse, or (4) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class R Shares purchased previously that were sold subject to a sales charge. As a result, Class R shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's' ages). The Fund may amend or terminate this right of accumulation at any time.

           Letter of Intent - You may purchase Class R shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class R shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class R shares sold subject to a sales charge. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

           You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

           Combined Purchase/Quantity Discount Privilege - When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class R shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class R shares you purchase with a Letter of Intent.

           Waivers of Sales Charges

           Affiliates - The front end sales charge will be waived on Class R shares bought by: (1) officers, trustees, directors and full time employees of CNI Charter Funds, the Investment Advisor, CNAM, the distributor to the Fund, affiliates of such companies, and by their family members; (2) institutions, their employees and individuals who are direct investment advisory clients of the Investment Advisor or CNAM and their family members; (3) registered representatives and employees of firms which have sales agreements with the distributor to the Fund; (4) investment advisors, financial planners or other intermediaries who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee for their services; (5) clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediaries on the books and records of the broker or agent; (6) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts"; (7) foundations, endowments and other organizations exempt from taxation under Section 501(c)(3) of the Internal Revenue Code;
           (8) paid subscribers to electronic or other financial media services which have an association with the Investment Advisor or CNAM, their principals and officers; and (9) investors who purchase shares with redemption proceeds of another mutual fund within 60 days of such redemption, provided that the investors paid a sales charge on the original shares redeemed. When making a purchase at NAV pursuant to this provision, the investor should forward to us either (1) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (2) a copy of the confirmation from the other fund showing the redemption transaction.


           Investors who qualify for such purchases should clearly identify the services to which they subscribe and their subscriber number in the "Reduced Sales Charges" section of the Fund's Account Application. Existing shareholders of the Fund who qualify for this privilege should call the Fund at 1 (888) 889-0799 for instructions on how to make subsequent purchases of Class R shares at net asset value.


           Investors who qualify to buy Class R shares at net asset value may be charged a fee by their broker or dealer or if they effect transactions in the Fund's shares through a broker or agent.

           Reinvestment - If you redeem your Class R shares, you may reinvest into Class R shares all or any part of the proceeds of your redemption within 90 days from the date of your redemption without being subject to a sales charge. To take advantage of this option, you must inform us of your intent within 90 days of the date of your redemption.

           General Information About Sales Charges

           Your securities dealer is paid a commission when you buy your shares and is paid a distribution fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

           From time to time, some financial institutions, including brokerage firms affiliated with the Investment Advisor or CNAM, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities laws.

           Signature Guarantee Requirements

           To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

               o  Your redemption request is for $50,000 or more
               o  Changes to a shareholder's record name
               o Redemption from an account for which the address or account registration has changed within the last 30 days
               o Sending proceeds to any person, address, brokerage firm or bank account not on record
               o Sending proceeds to an account with a different registration (name or ownership) from yours
               o Changes to telephone or wire redemption privileges and adding or changing bank instructions

           Lost Accounts

           We will consider your account lost if correspondence to your address of record is returned as undeliverable, unless we determine your new address. When an account is lost, all distributions on the account will be reinvested in additional Class R shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to us will be reinvested and the checks will be canceled.

DIVIDENDS AND TAXES


           Dividends

           We will declare and distribute investment income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

           We will automatically reinvest your dividends and capital gain distributions in additional full or fractional shares, unless you instruct your Authorized Institution in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your Authorized Institution receives your written notice. To cancel your election, please send your Authorized Institution written notice. Proceeds from dividends or distributions will normally be wired to your Authorized Institution on the business day after dividends or distributions are credited to your account.

           Taxes

           Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below, we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

           The Fund will distribute substantially all of its net investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, unless you invest solely through a tax-advantaged account such as an IRA or a 401(k) plan. Distributions you receive from the Fund may be taxable whether or not you reinvest them in the Fund. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to capital gains. Each sale of Fund shares is a taxable event.

           Capital gains may be taxable at different rates depending upon the length of time the Fund holds its assets. We will inform you about the character of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of the tax status of distributions. Any redemption of the Fund's shares will be treated as a sale, and any gain on the transaction may be taxable.

           You must provide your Authorized Institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

           If you plan to purchase shares of the Fund, check if it is planning to make a distribution in the near future. If you do not check, and you buy shares of the Fund just before a distribution, you will pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may have not participated in the Fund's appreciation.

           More information about taxes is in the SAI.

Financial Highlights


           The following financial highlights tables are intended to help you understand the Fund's financial performance. The Fund intends to commence operations on October 1, 2001, upon the reorganization of the Predecessor Fund into the Fund. Financial highlights are presented below for the Predecessor Fund. Information for the periods ending June 30, 2000 and June 30, 1999 has been audited by independent auditors whose report is not included here. Information presented in the financial highlights tables is for a share of the Predecessor Fund outstanding throughout each period. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).






       Period ended        Period ended

       June 30, 2000    June 30, 1999(1)

          Net Asset Value Beginning of Period
          $15.93              $10.00

           Net Investment Income/(Loss)
          (0.06)               (0.02)
           Net Realized and Unrealized Gains/(Losses) on Securities
            0.52                 5.95
           Distributions from Net Investment Income
          (0.59)                  --
          Net Asset Value End of Period
          $15.80               $15.93
          Total Return
           3.28%               59.30%

          Net Assets End of Period (000's)
          $5,200               $3,200
          Ratio of Expenses to Average Net Assets(2)
           1.49%                1.49%
          Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)
           3.49%                7.76%
          Ratio of Net Income to Average Net Assets(2)
          (0.50%)             (0.33%)
          Ratio of Expenses to Average Net Assets (Excluding Waivers)(2)
          (2.50%)             (6.60%)
          Portfolio Turnover Rate
          59.76%               35.70%




-----------------------------------
(1)  The Predecessor Fund commenced oeprations on September 30, 1998.
(2)  Annualized.

Important Terms to Know


           The S&P 500 Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500. The index is rebalanced semi-annually on January 1 and July 1.

           The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

           The Russell 2000 Value Index is a capitalization-weighted index of all the stocks in the Russell 2000 Index that have a low price to book ratio. The index is rebalanced semi-annually on January 1 and July 1. The index is designed so that approximately 50% of the Russell 2000 market capitalization is in the Value Index.

                            [LOGO] CNI CHARTER
                                   -----------
                                   FUNDS [SM]





                           RCB SMALL CAPI VALUE FUND

                                    CLASS R

                                   PROSPECTUS
                              DATED AUGUST 2,2001



For More Information



CNI Charter Funds

Additional information is available free of charge in the Statement of Additional Information ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Once it becomes available, in the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its preceding fiscal year. Once they become available, additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to shareholders. To receive a free copy of this Prospectus, the SAI, or the Annual or Semi-Annual Reports (when available), please contact:



      SEI Investments Distribution Co.
      One Freedom Valley Drive
      Oaks, Pennsylvania 19456
      1-888-889-0799

Information about the Fund may be reviewed and copied:

o     at the SEC's Public Reference Room in Washington, D.C. at 1-800-SEC-0330;

o     on the EDGAR database at the SEC's Internet site at www.sec.gov; or

o by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at www.publicinfo@sec.gov.

If you have questions about the Fund, please call 1-888-889-0799.

        The Fund's Investment Company Act file number: 811-07923.




                                                                    CNI-F-000-00

      ---------------------------------------------------------------------

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                            RCB SMALL CAP VALUE FUND

      ---------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION






                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                            RCB SMALL CAP VALUE FUND

                 Institutional Class, Class A and Class R Shares







                                 August 2, 2001






This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses for the RCB Small Cap Value Fund (the "Fund") dated August 2, 2001, which may be amended from time to time. The Fund is a diversified investment portfolio of the CNI Charter Funds (the "Trust"), an open-end, management investment company.


To obtain a free copy of the above-referenced prospectuses, call 1-888-889-0799.

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank

("CNB"). Investing in mutual funds and other securities involves risks, including possible loss of principal.

                                                                          Page
                                                                          ----

        PREDECESSOR FUND....................................................1

        INVESTMENT TECHNIQUES...............................................1

        INVESTMENT RESTRICTIONS.............................................6

        RISK CONSIDERATIONS.................................................7

        MANAGEMENT OF THE TRUST............................................10

        PORTFOLIO TRANSACTIONS ............................................18

        DISTRIBUTIONS AND TAXES............................................19

        SHARE PRICE CALCULATION............................................23

        DISTRIBUTION PLAN..................................................25

        DEALER COMMISSIONS.................................................26

        SHAREHOLDER SERVICES AGREEMENT.....................................26

        PRINCIPAL HOLDERS OF SECURITIES....................................27

        EXPENSES...........................................................28

        GENERAL INFORMATION................................................28

        PERFORMANCE INFORMATION............................................29

        PURCHASE AND REDEMPTION OF SHARES..................................30

        OTHER INFORMATION..................................................31

        CODE OF ETHICS.....................................................31

        FINANCIAL STATEMENTS...............................................32

                                PREDECESSOR FUND


The Fund intends to commence operations on or about October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the "Predecessor Fund"), for which Reed, Conner & Birdwell, LLC ("RCB" or the "Investment Advisor") serves as investment adviser, and which has the same investment objective, policies and strategies as the Fund. However, as compared with the Fund, the Predecessor Fund has different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the Predecessor Fund is June 30 while the Fund's fiscal year ends September 30. As of the date of the acquisition, all shares of the issued and outstanding shares of the Predecessor Fund will be converted into Class R shares of the Fund.


                              INVESTMENT TECHNIQUES

The prospectuses of the Fund show the principal strategies and risks of investing in the Fund. This Statement of Additional Information shows additional strategies and risks of the Fund that an investor should also consider.

Equity Securities - The Fund will purchase equity securities. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, and warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Options on Securities, Securities Indices and Currencies. The Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (1) insufficient trading interest in certain options; (2) restrictions on opening transactions or closing transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances which interrupt normal operations on an exchange;
(5) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (6) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which it may invest. A covered call option involves the Fund's giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund's ability to sell the underlying security is limited while the option is in effect unless the Fund effects a closing purchase transaction.

The Fund also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, U.S. Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund does not intend to write put options if the aggregate value of the obligations underlying the put options exceeds 25% of the Fund's total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and other similar global instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Foreign Securities. The Fund may invest up to 35% of its assets in foreign securities. Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

When-Issued Securities. The Fund may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Investment Advisor deems it appropriate to do so.

The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund's inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determination of liquidity to the Fund's Investment Advisor pursuant to guidelines approved by the Board. The Investment Advisor will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Advisor, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to the Fund's percentage limit on illiquid securities investment.

Commercial Paper. The Fund may invest in commercial paper and other securities that are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act")("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors who agree that they are purchasing the paper for investment and not for public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction and may be accomplished in accordance with Rule 144A under the 1933 Act. Section 4(2) paper normally may be resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, the Investment Advisor, pursuant to guidelines approved by the Board, will monitor the Fund's investments in these securities, focusing on such important factors as, among others, valuation, liquidity, and availability of information. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

Highly Liquid Investments. The Fund will invest in cash and cash equivalents. The Fund may invest in bank notes, which are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. The Fund may invest in Bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. The Fund may invest in certificates of deposit. Certificates of deposit are interest-bearing instruments with specific maturities. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. The Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Investment Company Shares. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of another company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Repurchase Agreements. The Fund may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Fund or its agents will have actual or constructive possession of the securities held as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, or if the Fund realizes a loss on the sale of the collateral securities. The Investment Advisor will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board of Trustees. These guidelines currently permit the Fund to enter into repurchase agreements with any bank the Investment Advisor may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Advisor will monitor compliance with this requirement. Under all repurchase agreements entered into by the Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements, in some circumstances, may not be tax exempt.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The Fund may not:

1. With respect to 75% of its assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3. Borrow money except as stated in the prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings. The Fund also may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

4. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC") except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. These investment limitations are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The Fund may not:

1.   Invest in companies for the purpose of exercising control.

2. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

3. Purchase or hold securities that are illiquid, or are otherwise not readily marketable, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

4. With respect to fundamental investment restriction 3 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Each of the foregoing percentage limitations apply at the time of purchase. If, subsequent to the Fund's purchase of an illiquid security, more than 15% of the Fund's net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

                               RISK CONSIDERATIONS

The prospectuses of the Fund show the principal strategy and risks of investing in the Fund. This Statement of Additional Information shows additional strategies and risks of the Fund that an investor should also consider.

FOREIGN SECURITIES

The Fund may purchase securities issued by governments of foreign countries and companies domiciled in, or deriving a significant portion of their revenue or income from, foreign countries. Accordingly, shareholders should consider carefully the substantial additional risks involved in investing in these securities. Foreign investments involve the possibility of taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments by the Fund in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Because certain securities may be denominated in foreign currencies, the value of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Advisor's ability to predict movements in exchange rates.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Fund. The Fund may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

EXCHANGE RATES AND POLICIES

The Fund may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the

Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

The Investment Advisor considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Advisor also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

DEBT

The market value of debt securities that are interest rate sensitive is inversely related to changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. Investors also should recognize that, in periods of declining interest rates, the Fund's returns will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's returns will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing the Fund's current returns. In periods of rising interest rates, the opposite can be expected to occur.

The value of commercial paper and other securities in the Fund's portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

The Fund's performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Asset Management, Inc. ("CNAM" or the "Investment Manager"), the investment manager to the Fund, set forth below. The persons listed below may have held other positions with their employers named below during the relevant period. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.



               Name                  Age     Position     Principal Occupation
for the
                                             with the           Past Five Years
                                             Trust
--------------------------------------------------------------------------------
----------
Irwin G. Barnet, Esq.#                62   Trustee        An attorney and a
principal
Crosby, Heafey, Roach & May, P.C.                         (September,
2000-Present); an
1901 Avenue of the Stars, Suite 700                       attorney and principal
of
Los Angeles, California  90067                            Sanders, Barnet,
Goldman,
                                                          Simons & Mosk, a law
                                                          firm prior to
                                                          September, 2000.

Maria D. Hummer, Esq.*                56   Trustee        An attorney with
Manatt,
Manatt, Phelps & Phillips, LLP                            Phelps & Phillips and
Chair of
11355 West Olympic Boulevard                              the Land Use Section
of that
Los Angeles, California  90064                            law firm.

Victor Meschures, CPA                 62   Trustee        A Certified Public
Accountant
Meschures, Campeas, Thompson,                             with Meschures,
Campeas,
    Snyder and Pariser, LLP                               Thompson, Snyder and
Pariser,
760 North La Cienega Boulevard                            LLP, an accounting
firm.
Los Angeles, California  90069

William R. Sweet                      63   Trustee        Retired; Executive
Vice
81 Tiburon Road                                           President, Union Bank
of
Tiburon, California  94920                                California
(1985-1996).

James R. Wolford                      46   Trustee        Senior Vice President
and
Forecast Commercial Real Estate                           Chief Operating
Officer
Service, Inc.                                             (2000-Present); Senior
Vice
3602 Inland Empire Blvd.                                  President and Chief
Financial
Suite A-105                                               Officer, Bixby Ranch
Company,
Ontario, CA  91764                                        a real estate company
                                                          (1994-2000).


               Name                  Age     Position     Principal Occupation
for the
                                             with the           Past Five Years
                                             Trust
--------------------------------------------------------------------------------
----------
Vernon C. Kozlen                     56    President      Chairman, CNAM
(2001-Present);
City National Bank                         and Chief      Executive Vice
President and
400 N. Roxbury Drive                       Executive      Division Manager of
CNB
Beverly Hills, CA 90210                    Officer        (1996-Present); First
                                                          Interstate Bank,
Executive
                                                          Vice President of
Trust and
                                                          Private Client
Services
                                                          (1985-1996).

Jeffrey Fries                        39    Controller     Director, Fund
Accounting and
SEI Investments                            and Chief      Administration, of the
One Freedom Valley Drive                   Operating      Administrator
(1997-Present),
Oaks, Pennsylvania  19456                  Officer        Vice President, Smith
Barney
                                                          Corporate Trust
Company
                                                          (1991-1997)

Lydia A. Gavalis, Esq.               34    Vice           Vice President and
Assistant
SEI Investments                            President      Secretary of the
Administrator
One Freedom Valley Drive                   and            and the Distributor
Oaks, Pennsylvania  19456                  Assistant      (1998-Present);
Assistant
                                           Secretary      General Counsel and
Director
                                                          of Arbitration,
Philadelphia
                                                          Stock Exchange
(1989-1998).

Richard A. Weiss                     40    Vice           President, CNAM
City National Bank                         President      (2001-Present); Senior
Vice
400 N. Roxbury Drive                       and            President and Chief
Investment
Beverly Hills, CA 90210                    Assistant      Officer of the CNB
                                           Secretary      (1999-Present); Sanwa
Bank
                                                          California, Executive
Vice
                                                          President and Chief
Investment
                                                          Officer (1994-1999).

Timothy D. Barto                     32    Vice           Vice President and
Assistant
SEI Investments                            President      Secretary of the
Administrator
One Freedom Valley Drive                   and            (1999-Present),
Associate,
Oaks, Pennsylvania  19456                  Assistant      Dechert, Price &
Rhoads
                                           Secretary      (1997-1999),
Associate,
                                                          Richter, Miller & Finn
                                                          (1994-1997).

William E. Zitelli, Jr.              32    Vice           Vice President and
Assistant
SEI Investments                            President      Secretary of the
Administrator
One Freedom Valley Drive                   and            and Distributor
Oaks, Pennsylvania  19456                  Secretary      (2000-Present); Vice
                                                          President, Merrill
Lynch &
                                                          Co., Asset Management
Group
                                                          (1998-2000);
Associate, Pepper
                                                          Hamilton LLP
(1997-1998);
                                                          Associate, Reboul,
MacMurray,
                                                          Hewitt, Maynard &
Kristol
                                                          (1994-1997)


               Name                  Age     Position     Principal Occupation
for the
                                             with the           Past Five Years
                                             Trust
--------------------------------------------------------------------------------
----------
Christine M. McCullough              40    Vice           Vice President and
Assistant
SEI Investments                            President      Secretary of the
Administrator
One Freedom Valley Drive                   and            and the Distributor
Oaks, Pennsylvania  19456                  Assistant      (1995-Present).
                                           Secretary

Sherry Kajdan Vetterlein             38    Vice           Vice President and
Assistant
SEI Investments                            President      Secretary of the
Administrator
One Freedom Valley Drive                   and            and Distributor
(January
Oaks, PA 19456                             Assistant      2001-Present);
                                           Secretary      Shareholder/Partner,
Buchanan
                                                          Ingersoll Professional
                                                          Corporation
(1992-2000).

Rodney J. Olea                       35    Vice           Senior Vice President,
CNAM
City National Bank                         President      (2001-Present); Senior
Vice
400 N. Roxbury Drive                       and            President and Director
of
Beverly Hills, CA 90210                    Assistant      Fixed Income of CNB
                                           Secretary      (1994-Present).

Todd Cipperman                       34    Vice           Senior Vice President,
General
SEI Investments                            President      Counsel and Assistant
One Freedom Valley Drive                   and            Secretary of the
Administrator
Oaks, Pennsylvania  19456                  Assistant      and the Distributor
                                           Secretary      (2000-Present), Vice
                                                          President and
                                                          Assistant Secretary of
                                                          the Administrator and
                                                          Distributor
                                                          (1995-2000);
                                                          Associate, Dewey
                                                          Ballantine
                                                          (1994-1995).

# This Trustee's firm provided limited tax-related legal services to a trust of which CNB is trustee. The compensation for these services did not exceed $5,000.

* This Trustee is considered an interested person of the Trust as defined in
Section 2(a)(19) of the 1940 Act.

The following table sets forth Trustee compensation for the fiscal period from November 1, 1999 through September 30, 2000.

-------------------------------------------------------------------------------
 Name of Person, Position   Aggregate Compensation     Total Compensation From
                            From Registrant during       Registrant and Fund
                             fiscal period ended       Complex Paid to Trustees
                               Sept. 30, 2000*           during fiscal period
                                                        ended Sept. 30, 2000*
-------------------------------------------------------------------------------
Irwin G. Barnet
Trustee                             $7,750                      $7,750

Maria D. Hummer **
Trustee                               $0                          $0

Victor Meschures
Trustee                             $7,750                      $7,750

William R. Sweet
Trustee                             $7,750                      $7,750

James R. Wolford
Trustee                             $7,750                      $7,750

----------
* For the fiscal year ending September 30, 2001, aggregate compensation from the Trust and total compensation from Fund and Fund Complex paid to Trustees is expected to be $15,000.

** This Trustee is considered an interested person of the Trust and her Compensation is paid by City National Bank and not by the Trust.

For the fiscal year ended June 30, 2000, trustees fees and expenses in the amount of $3,695 were paid by the Predecessor Fund to each trustee of Professionally Managed Portfolios.

INVESTMENT MANAGER


The Trust and the predecessor to CNAM entered into an Investment Management Agreement (the "Management Agreement") dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to the Fund subsequent to that date. On May 10, 2001, the Board of Trustees of the Trust approved CNAM as the new investment manager to the Funds. This change became effective May 10, 2001. The Management Agreement between CNB and the CNI Charter Funds, and the obligations contained in the Management Agreement, have been assumed by CNAM. CNAM employs the same investment personnel that managed the Funds under CNB and the management and control of CNAM, as well as the services provided, remain the same. The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Fund's investment strategies, manages the Fund's investment portfolio and provides other services necessary to the operation of the Fund and the Trust. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $18.5 billion in assets as of June 30, 2001. CNB is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Fund are described in the Fund's prospectuses.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Investment Management Agreement with respect to the Fund will be in effect for a two-year term (the "Initial Term") from its effective date, and thereafter will continue in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or an "interested person" (as that term is defined in the Investment Company Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time upon 60 days' notice by either party or by a majority vote of the outstanding shares of the Fund, and shall terminate automatically upon its "assignment" (as such term is defined in the Investment Company Act).

The Investment Manager provides the Fund with investment management services, including the selection, appointment, and supervision of any sub-advisor to the Fund.

The Investment Manager is obligated under the Management Agreement to pay the excess of the Fund's operating expenses as disclosed in the applicable Prospectus. The Investment Manager will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

Any reductions made by the Investment Manager in its fees or reimbursement to the Fund by the Investment Manager are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Investment Manager generally intends to seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year.

The Management Agreement was approved with respect to the Fund by the Board at a duly called in-person meeting. In considering the Management Agreement, the Trustees specifically considered the provision that permits the Investment Manager to seek reimbursement of any reduction made to its management fee within the three-year period. The Investment Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Investment

Manager intends to seek such reimbursement and that the Board of Trustees has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period. Under a similar arrangement with the Predecessor Fund, RCB has paid certain excess operating expenses of the Predecessor Fund. The right to seek reimbursement of such excess operating expenses will be carried over to the Class R shares of the Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies. Please refer to the table above, which indicates officers and trustees who are affiliated persons of the Trusts and who are also affiliated persons of the Investment Manager.

The use of the name "CNI Charter" by the Trust is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the investment manager of the Fund.

The Investment Manager's investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

For the fiscal year ended June 30, 2000, the Predecessor Fund accrued advisory fees owed to RCB of $33,384, all of which were waived by RCB. For the same period, RCB reimbursed the Predecessor Fund an additional $45,525 in expenses. For the period of September 30, 1998 through June 30, 1999, the Predecessor Fund accrued advisory fees owed to RCB of $9,180, all of which were waived by RCB. For the same period, RCB reimbursed the Predecessor Fund an additional $59,145 in expenses.

INVESTMENT ADVISOR

Reed, Conner & Birdwell, LLC (the "Investment Advisor" or "RCB"), has entered into a sub-advisory agreement (the "Investment Advisory Agreement") with the Investment Manager. Pursuant to this Investment Advisory Agreement, RCB serves as discretionary investment adviser to the Fund. The Investment Advisory Agreement provides that the Investment Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement with respect to the Fund after its initial two year term must be specifically approved at least annually
(1) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Investment Advisor, or by the Investment Advisor on not less than 60 days' written notice to the Trust.

The Investment Advisor is entitled to a fee for its investment advisory services to be paid by CNAM, which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Fund.

RCB is a wholly owned subsidiary of CNB's parent, City National Corporation. RCB and its predecessor have been engaged in the investment advisory business for over forty years. As of June 30, 2001, RCB had assets under management of approximately $1.2 billion. The principal business address of RCB is 11111 Santa Monica Blvd., Ste. 1700, Los Angeles, California 90025.


The use of the name "RCB" by the Trust is pursuant to the consent of the Investment Advisor, which may be withdrawn if the Investment Advisor ceases to be the Investment Advisor of the Fund.

ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two (2) years each, unless terminated by mutual agreement, by either party on not less than 60 days' prior written notice to the other party, upon the liquidation of the Fund, upon the liquidation of the Administrator, or upon 45 days written notice following an uncured material breach.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., The Arbor Fund, ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, Johnson Family Funds, Inc., The MDL Funds, The Nevis Funds, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Pitcairn Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance

Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

Pursuant to a sub-administration agreement between the Administrator and CNB, CNB will perform services which may include clerical, bookkeeping, accounting, stenographic and administrative services, for which it will receive a fee, paid by the Administrator, at the annual rate of up to 0.075% of the Fund's average daily net assets.

For the fiscal year ended June 30, 2000 and the period September 30, 1998 through June 30, 1999, the administrator to the Predecessor Fund received fees from the Predecessor Fund of $30,000 and $22,356, respectively.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Fund. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the Distribution Agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan of the Trust discussed below, and expects to reallow substantially all of the fees to broker-dealers and service providers, including the Investment Manager and its affiliates, that provide distribution-related services. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class A and Class R shares of the Fund and expects to reallow substantially all of the fees to broker-dealers and service providers, including CNB and its affiliates, that provide distribution-related services.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management, located at 530 East Swedesford Road, Wayne, Pennsylvania 19087 (the "Transfer Agent"), serves as transfer agent for the Fund.

CUSTODIAN

Pursuant to a Custodian Agreement, First Union National Bank, located at 530 Walnut Street, Philadelphia, PA 19101, serves as the Custodian (the "Custodian") of the Fund's assets.

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS

The Trust's independent auditors, KPMG LLP, audit and report on the annual financial statements of the Fund and review the Fund's federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements of the Fund, when available. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles, California 90071.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, Suite 2900, San Francisco, California 94104.

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objectives of the Fund; invest money obtained from the sale of the Fund's shares; reinvest proceeds from maturing, or the sale of portfolio securities; and meet redemptions of the Fund's shares. Portfolio transactions may increase or decrease the return of the Fund depending upon management's ability correctly to time and execute them.

Pursuant to the Investment Advisory Agreement, the Investment Advisor determines which securities are to be purchased and sold by the Fund and selects the broker-dealers to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Investment Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Investment Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to the Investment Advisor that the Investment Advisor may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Investment Advisor considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its Investment Advisory Agreement with the Fund, to be useful in varying degrees, but not necessarily capable of definite valuation.

The Investment Advisor may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Fund and may be useful to the Investment Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Advisor's overall responsibilities to the Fund. Products, services and informational items may be provided directly to the Investment Advisor by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (i.e., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to the Advisor in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, the Investment Advisor allocates the research portion payable by the broker based on usage. For instance, the Investment Advisor believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, the Investment Advisor allocates the administrative portion of the expenses to be paid directly the Investment Advisor and the research portion to be paid by brokers who execute security transaction for the Investment Advisor. Since this allocation of cost between research and non-research functions is determined solely by the Investment Advisor, a conflict of interest may exist in its calculation.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Investment Advisor.

Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Investment Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

For the fiscal year ended June 30, 2000 and the period September 30, 1998 through June 30, 1999, the Predecessor Fund paid $13,062 and $9,365, respectively, in brokerage commissions, none of which was paid to affiliated brokers.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund receives income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends and paid to the Fund's shareholders.

The amount of ordinary income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed or minimum rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.

The maximum long-term federal capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months, and 18% with respect to capital assets acquired after December 31, 2000 and held for more than 5 years. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Any dividend or distribution per share paid by the Fund reduces the Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

FEDERAL INCOME TAXES

It is the policy of the Fund to qualify for taxation, and to elect to be taxed, as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund will distribute each year substantially all of its investment company taxable income (if any) and its net exempt-interest income (if any), and will seek to distribute each year substantially all of its net capital gains (if any) and meet certain other requirements. Such qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed. By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, the Fund must, among other things, annually (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies, and
(2) diversify its holdings so that at the end of each quarter of its taxable years (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, the Fund must distribute annually at least (1) 90% of "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) tax exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable years. The Fund intends to make sufficient distributions to shareholders to meet these requirements.

If the Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98 percent of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Fund in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

Any distributions by the Fund of long-term capital gain will be taxable to a shareholder as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Fund may engage in investment techniques that may alter the timing and character of the Fund's income. The Fund may be restricted in its use of these techniques by rules relating to qualifying as a regulated investment company.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the Internal Revenue Service (the "IRS") all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

The Fund may from time to time use "equalization accounting" in determining the portion of its net investment income and/or capital gains that has been distributed. If the Fund elects to use equalization accounting, it will allocate a portion of its net investment income and/or realized capital gains to redemptions of Fund shares which will reduce the amount of such income and capital gains that the Fund is required to distribute under the distribution requirements of the Code. The IRS has not published clear guidance concerning the methods to be used in allocating investment income and capital gains to the redemption of shares. In the event the IRS determines that the Fund is using an improper method of allocation and that it has under-distributed its net investment income and/or capital gains for any taxable year, the Fund may be liable for additional federal income tax, interest and penalties. This additional tax, interest and penalties could be substantial. In addition, shareholders of the Fund at the time of such determination may receive an additional distribution of net investment income and/or capital gains.

If a shareholder sells his or her shares of the Fund within 6 months after the shares have been purchased by the shareholder, and to the extent the shareholder realizes a loss on the sale of the shares, the shareholder will not be able to recognize such a loss to the extent that tax-exempt interest dividends have been paid with respect to the shares. If a shareholder sells shares of his or her Fund within 6 months after the shares have been purchased by the shareholder, any losses realized by the shareholder on such a sale will be treated as long-term capital losses to the extent that the shareholder has received a long-term capital gain dividend distribution with respect to its shares of the Fund.

If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata shares of any foreign income taxes paid by the Fund, and (ii) entitled either to deduct their shares of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If 50% or less in value of the Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata shares of the foreign income taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties).

                             SHARE PRICE CALCULATION

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Advisor supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Fund's determination of NAV) on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in NAV are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the NAV variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust's daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per week the Administrator provides the broker supplied value to the Investment Advisor for review and approval. In addition, the Investment Advisor will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee of the Board of Trustees, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Advisor determine the value of a portfolio security outside of the established pricing framework.

If the value for a security cannot be determined pursuant to these procedures, the Trust's Fair Value Committee will determine the security's value using Fair Value Procedures established by the Board of Trustees.

                                DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") for the Class A and Class R shares of the Fund in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("Qualified Trustees"). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class A and Class R shares provides that the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of the Fund's Class A and Class R shares that the Distributor will use to compensate broker-dealers and service providers, including CNB and its affiliates and affiliates of the Distributor, that provide distribution-related services to the Class A and the Class R shareholders or to their customers who beneficially own the Class A or the Class R shares. The distribution fee for any given period is not limited to the actual distribution expenses incurred, and the distribution fee may exceed the distribution expenses actually incurred.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

CNB and/or its affiliates may receive distribution fees from the Distributor in return for providing certain distribution related services respecting Class A and Class R shares of the Fund. The Investment Manager and Investment Advisor also benefit from the distribution plan because of increased management fees resulting from any increase in the net assets of the Fund due to distribution efforts pursuant to the distribution plan. Except as described above, no interested person of the Trust or any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation of the distribution plan or related agreements.

The Plan provides that the distribution fees paid by a particular class of the Fund may only be used to pay for the distribution expenses of that class.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Class A and Class R shares of the Fund from such establishment, including the likelihood that the Plan will stimulate sales of shares and assist in increasing the asset base of such shares in the face of competition from a variety of financial products and the potential advantage to the holder of such shares of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Plan (and any distribution agreement between the Fund, the Distributor, CNB and/or its affiliates and a selling agent with respect to such shares) may be terminated without penalty upon at least 60-days' notice by the Distributor or CNB, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the class to which the Plan applies.

All distribution fees paid by the Fund under the Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution fees incurred by the Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company
Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended June 30, 2000, the Predecessor Fund paid $9,819 under its distribution plan, of which $3,220 was paid for reimbursement of advertising and marketing expenses, $2,651 was for reimbursement of printing, postage and office expenses, $2,632 was paid out as selling compensation to dealers, and $1,316 was for reimbursement of travel and entertainment expenses.

                               DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Fund, some or all of which is reallowed to retail dealers, as follows:

         -----------------------------------------------------------
         Your investment                      Dealer Commission as
         ---------------                      a % of offering price
                                              ---------------------
         -----------------------------------------------------------
         Less than $50,000                    3.25%
         -----------------------------------------------------------
         $50,000 but less than $100,000       2.75%
         -----------------------------------------------------------
         $100,000 but less than $200,000      2.25%
         -----------------------------------------------------------
         $200,000 but less than $300,000      1.75%
         -----------------------------------------------------------
         $300,000 but less than $400,000      1.25%
         -----------------------------------------------------------
         $400,000 but less than $500,000      0.27%
         -----------------------------------------------------------
         $500,000 or more                     None
         -----------------------------------------------------------

                         SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Fund's average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions, including affiliates of CNB (each a "Participating Organization") out of the fees CNB receives from the Fund under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for its customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Fund's Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

                         PRINCIPAL HOLDERS OF SECURITIES


As of July 27, 2001, the following shareholders held of record the following numbers of shares of the following classes of the Predecessor Fund. An asterisk (*) denotes an account affiliated with the Predecessor Fund's investment advisor, officers or trustees:

CIBC World Markets Corp., P.O. Box 3404, Church Street Station, New York, New York 10008-3484 - 19.87%

Pershing Division of Donaldson, Lufkin & Jenrette Securities Co., Attn: Mutual Funds, P.O. Box 2052, Jersey City, New Jersey 07303-9998 - 10.05%

Reed, Conner & Birdwell , Inc., Money Purchase Plan DTD 7-1-86, Reed, Conner, Birdwell, Bronchick, FBO Jeffrey Bronchick*, 468 31st Street, Manhattan Beach, California 90266 - 14.35%

Timothy J. Rohner, 7995 Paseo Esmerado, Carlsbad, California 92009 - 16.98%

Robert Saffer, 263 6th Avenue, Brooklyn, New York 11215 - 11.05%

John P. Smith IRA, Star Bank N.A. Cust, 277 Pembrook Drive, Yonkers, New York 10710 -13.30%

The Winner Living Trust, Andrew and Denise Winner Tiee's*, 1545 10th Street, Manhattan Beach, California 90266 - 14.40%


As of July 27, 2001, the Trustees and officers of the Trust owned, in aggregate, of record less than 1% of the outstanding shares of the Predecessor Fund.


                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues. In its role as investment manager, CNAM has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Fund as described in the Fund's prospectuses.

                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class A and Institutional Class), other than (a) the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund, which also offer Class S shares, and (b) the Fund, which also offers Class R shares. Currently, the Trust offers shares of eleven series - the Fund described in this SAI and the Large Cap Growth Equity Fund, the Large Cap Value Equity Fund, the Technology Growth Fund, the Corporate Bond Fund, the Government Bond Fund, the California Tax Exempt Bond Fund, the High Yield Bond Fund, the Prime Money Market Fund, the Government Money Market Fund and the California Tax Exempt Money Market Fund, which have their own Prospectuses and SAIs. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the "Declaration") and the Bylaws of the Trust (the "Bylaws"), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                             PERFORMANCE INFORMATION

As noted in the Prospectus, the Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate its past performance. Performance figures will be calculated separately for different classes of shares.

Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:


                                 P(1 + T)n = ERV


        Where:        P      =      a hypothetical initial payment of $1,000.

                      T      =      average annual total return.

                      n      =      number of years.

                      ERV    =      Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's yield or total return for any period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period.

The Predecessor Fund's average annual total return for the period from inception of operations (September 30, 1998) through the fiscal year of the Predecessor Fund ended June 30, 2000 was 30.31%. The Predecessor Fund's total return for the fiscal year ended June 30, 2000 was -0.35%.

The above return figures include the maximum sales charge with respect to the Fund's Class R shares of 3.50%. Certain fees and expenses of the Predecessor Fund have been reimbursed during these periods. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

                        PURCHASE AND REDEMPTION OF SHARES

Purchase and redemption of shares of the Fund may be made on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Trust is closed for business are: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions will be made in full and fractional shares.

The Fund will accept investments in cash only in U.S. dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Fund at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Fund is required to withhold taxes if a number is not delivered within seven days.

The Fund may suspend the right of redemption or postpone the date of payment during any period when (1) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (2) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (3) for such other period as the SEC may permit for the protection of the Fund's shareholders.

                                OTHER INFORMATION

The Prospectuses of the Fund and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. Copies of the Registration Statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.

                                 CODE OF ETHICS

The Trust, CNB, CNAM and the Distributor each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the SEC's August 20, 1999 adopting release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by the Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions intended to ensure that the Fund is treated fairly. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser or sub-advisor (or any company in a control relationship to a fund or investment adviser or sub-advisor) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchase or sales; and
(iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, certain money market instruments and certain U.S. Government securities.

To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" Fund directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Fund. The codes of ethics for the Trust, CNB, CNAM and the Distributor are on public file with, and are available from, the SEC.

                              FINANCIAL STATEMENTS

In 2000, the Trust changed its fiscal year-end from October 31 to September 30. Audited financial statements for the period ended June 30, 2001 for the Predecessor Fund, as contained in the Annual Report to Shareholders of the Predecessor Fund for the fiscal year ending June 30, 2001, are available and are incorporated herein by reference. There are no audited financial statements currently available for the Fund because the Fund was not yet in operation as of the end of the Trust's previous fiscal year, September 30, 2000.

APPENDIX A - COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION

               ---------------------------------------------------

                                CNI CHARTER FUNDS
                                 --------------

                                    FORM N-1A
                                 --------------

                                     PART C
                                 --------------

Item 23.  Exhibits

          (a)       Agreement and Declaration of Trust.
               (1)      Form of Agreement and Declaration of Trust.(A)
               (2)      Form of Amendment to the Agreement and Declaration of
                        Trust.(B)
               (3)      Certificate of Amendment to the Certificate of Trust.(B)
          (b)       By-Laws:
               (1)      By-Laws dated October 25, 1996.(A)
               (2)      Amendment to the By-Laws of the Trust.(B)
          (c)       Instruments Defining Rights of Security Holder--not
                    applicable.
          (d)       Form of Investment Management Agreement.(B)
               (1)      Schedule to Investment Management Agreement - filed
                        herewith.
          (e)       Form of Distribution Agreement.(B)
          (f)       Bonus or Profit Sharing Contracts - not applicable.
          (g)       Form of Custody Agreement.(B)
          (h)       Other Material Contracts:
               (1)      Form of Administrative Services Agreement.(B)
                        (i)     Schedule to Administrative Services Agreement
                                   - filed herewith.
               (2)      Form of Transfer Agent Agreement.(B)
                        (i)     Schedule to Transfer Agent Agreement - filed
                                herewith.
               (3)      Form of Shareholder Services Agreement.(E)
               (4)      Shareholder Services Agreement.(F)
               (5)      Sub-Administration Agreement.(F)
          (i)       Legal Counsel's Opinion - filed herewith.
          (j)       Other Opinions - Independent Auditors' Consent - filed
                    herewith.
          (k)       Omitted Financial Statements - not applicable.
          (l)       Initial Capital Agreement.(A)
          (m)       Distribution Plans.
               (1)      Form of Rule 12b-1 Plan.(B)
                        (i)     Schedule to Rule 12b-1 Plan - filed herewith.
               (2)      Form of Share Marketing Agreement.(B)
          (n)       Financial Data Schedule - not applicable.
          (o)       Rule 18f-3 Plan.(B)
               (1)      Schedule to Rule 18f-3 Plan - filed herewith.
          (p)       Codes of Ethics.
               (1)      CNI Charter Funds.(D).
               (2)      City National Asset Management, Inc.(G)
               (3)      SEI Investments Distribution Co.(G)
               (4)      Weiss, Peck & Greer, LLC.(D)
               (5)      Wellington Management Company, LLP.(D)
               (6)      Credit Suisse Asset Management, LLC.(D)
               (7)      Reed, Conner & Birdwell, LLC - filed herewith.
          (q)       Powers of Attorney.(D)
                    -------------------------------------------
(A) Previously filed as an exhibit to Registrant's Registration Statement on Form N1-A (333-16093) on November 14, 1996.
(B) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 8 (333-16093) on May 3, 1999.
(C) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 13 (333-16093) on February 28, 2000.
(D) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 14 (333-16093) on June 12, 2000.

(E) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 15 (333-16093) on August 25, 2000.
(F) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 16 (333-16093) on January 28, 2001.
(G) Previously filed as an exhibit to Registrant's Post-Effective Amendment No. 17 (333-16093) on June 4, 2001.


Item 24.  Persons Controlled by or Under Common Control with the Funds

Item 25.  Indemnification

       Please see Article VI of the Registrant's By-Laws, previously filed as an Exhibit. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

       "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

       Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.


Item 26.  Business and Other Connections of the Investment Adviser

       City National Asset Management, Inc. (the "Investment Manager"), a wholly-owned subsidiary of City National Bank ("CNB") and an indirect wholly owned subsidiary of City National Corporation ("CNC"), serves as investment adviser to all of Registrant's series. The Investment Manager's only business is to serve as investment manager to the Registrant. Please see Parts A and B of this Registration Statement for additional discussion of the Investment Manager.

       Except as set forth below, to the knowledge of Registrant none of the directors or executive officers of the Investment Manager is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.



------------------------ -------------------------------------------------------
--------------------------------------

             Name           Principal Occupation and Other Directorships
   Principal Business Address

------------------------ -------------------------------------------------------
--------------------------------------
Vernon C. Kozlen         Executive Vice President and Division Manager,
400 North Roxbury Drive
                         City National Bank (April 1996-Present)
Beverly Hills, CA  90210
------------------------ -------------------------------------------------------
--------------------------------------
Richard A. Weiss         Senior Vice President and Chief Investment
400 North Roxbury Drive
                         Officer, City National Bank (November 2000-
Beverly Hills, CA  90210
                         Present)
------------------------ -------------------------------------------------------
--------------------------------------
Richard K. Barnett       Vice President and Director of Equities, City
400 North Roxbury Drive
                         National Bank (January 2000-Present)
Beverly Hills, CA  90210
------------------------ -------------------------------------------------------
--------------------------------------
Brian L. Garbe           Vice President and Director of Research, City
400 North Roxbury Drive
                         National Bank (November 1999-Present)
Beverly Hills, CA  90210
------------------------ -------------------------------------------------------
--------------------------------------
Rodney J. Olea           Senior Vice President and Director of Fixed
400 North Roxbury Drive
                         Income, City National Bank (October 1994-Present)
Beverly Hills, CA  90210
------------------------ -------------------------------------------------------
--------------------------------------
Michele Maslow           Senior Vice President, City National Bank (March
400 North Roxbury Drive
                         1998-Present)
Beverly Hills, CA  90210
------------------------ -------------------------------------------------------
--------------------------------------


------------------------ -------------------------------------------------------
--------------------------------------

             Name           Principal Occupation and Other Directorships
   Principal Business Address

------------------------ -------------------------------------------------------
--------------------------------------
Kathleen Saldana         Vice President, City National Bank (June 1994-Present)
400 North Roxbury Drive

Beverly Hills, CA  90210
------------------------ -------------------------------------------------------
--------------------------------------
William J. Souza         Senior Trust Counsel, City National Bank (October
400 North Roxbury Drive
                         1998-Present)
Beverly Hills, CA  90210
------------------------
-------------------------------------------------------------------
--------------------------

NOTE: Where there are no dates specified, director/officer has been in the position for more than 2 years.

Item 27.  Principal Underwriter

       (a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, The PBHG Funds, Inc., Bishop Street Funds, STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., The Armada Advantage Funds, Amerindo Funds Inc., Huntington VA Funds, Friends Ivory Funds, iShares Inc., SEI Insurance Products Trust, iShares Trust, Pitcairn Funds, First Focus Funds, Inc., JohnsonFamily Funds, Inc., and The MDL Funds pursuant to distribution agreements dated July 15, 1982, November 29, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988,
November 14, 1991, February 28, 1992, May 29, 1992, November 1, 1992, November 1, 1992, January 28, 1993, July 16, 1993, January 27, 1995, August 18, 1995,
November 1, 1995,  January 11, 1996,  April 1, 1996,  April 28,  1996,  June 14,
1996, October 1, 1996,  February 15, 1997, March 8, 1997, April 1, 1997, June 9,
1997,  January 1, 1998,  February 27, 1998, June 29, 1998, May 1, 1999, July 13,
1999,  October 15, 1999,  December 16, 1999,  January 28, 2000,  March 29, 2000,
April 25, 2000, August 1, 2000, October 1, 2000, November 1, 2000, and January 24, 2001, respectively.

       The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

       (b) The following are the directors and officers of SIDCO. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                    Position and
                                                    Offices with
Name                                                Underwriter
----                                                -----------

Alfred P. West, Jr.                 Director, Chairman of the Board of Directors
Richard B. Lieb                     Director, Executive Vice President
Carmen V. Romeo                     Director
Mark J. Held                        President & Chief Operating Officer
Dennis J. McGonigle                 Executive Vice President
Robert M. Silvestri                 Chief Financial Officer & Treasurer
Todd Cipperman                      Senior Vice President & General Counsel
Leo J. Dolan, Jr.                   Senior Vice President
Carl A. Guarino                     Senior Vice President
Jack May                            Senior Vice President
Hartland J. McKeown                 Senior Vice President
Kevin P. Robins                     Senior Vice President
Patrick K. Walsh                    Senior Vice President
Wayne M. Withrow                    Senior Vice President
Robert Aller                        Vice President
John D. Anderson                    Vice President & Managing Director
Timothy D. Barto                    Vice President & Assistant Secretary
Robert Crudup                       Vice President & Managing Director
Richard A. Deak                     Vice President & Assistant Secretary
Scott W. Dellorfano                 Vice President & Managing Director
Barbara Doyne                       Vice President

Jeff Drennen                        Vice President
Scott C. Fanatico                   Vice President & Managing Director
Vic Galef                           Vice President & Managing Director
Steven A. Gardner                   Vice President & Managing Director
Lydia A. Gavalis                    Vice President & Assistant Secretary
Greg Gettinger                      Vice President & Assistant Secretary
Kathy Heilig                        Vice President
Jeff Jacobs                         Vice President
Samuel King                         Vice President
John Kirk                           Vice President & Managing Director
Kim Kirk                            Vice President & Managing Director
John Krzeminski                     Vice President & Managing Director
Alan H. Lauder                      Vice President
Paul Lonergan                       Vice President & Managing Director
Ellen Marquis                       Vice President
Christine M. McCullough             Vice President & Assistant Secretary
Carolyn McLaurin                    Vice President & Managing Director
Mark Nagle                          Vice President
Joanne Nelson                       Vice President
Cynthia M. Parrish                  Vice President & Secretary
Rob Redican                         Vice President
Maria Rinehart                      Vice President
Steve Smith                         Vice President
Daniel Spaventa                     Vice President
Kathryn L. Stanton                  Vice President
Sherry K. Vetterlein                Vice President & Assistant Secretary
Lori L. White                       Vice President & Assistant Secretary
William E. Zitelli, Jr.             Vice President & Assistant Secretary

Each of Mr. Barto, Ms. McCullough, Mr. Cipperman, Ms. Vetterlein and Ms. Gavalis is also a Vice President & an Assistant Secretary of the Registrant. Mr. Zitelli is also a Vice-President and the Secretary of the Registrant.

Item 28.  Location of Accounts and Records.

       The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") will be kept by the Registrant's Transfer Agent, SEI Investments Fund Management, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7),
(9), (10) and (11) of Rule 31a-1(b)), which will be kept by the Registrant at 400 North Roxbury Drive, Beverly Hills, California 90210.

Item 29.  Management Services.

       There are no management-related service contracts not discussed in Parts A and B.

Item 30.  Undertakings.

       (a)     Not applicable.

       (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's last annual report to Shareholders, upon request and without charge.

       (c) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 2nd day of August, 2001.


                                  THE CNI CHARTER FUNDS



                                  By:  /s/ Vernon C. Kozlen*
                                       ---------------------
                                       Vernon C. Kozlen
                                       President, Chief Executive Officer



       Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Vernon C. Kozlen*       President &                           August 2, 2001
---------------------       Chief Executive Officer
Vernon C. Kozlen


/s/ Jeffrey Fries*          Controller &                          August 2, 2001
------------------          Chief Operating Officer
Jeffrey Fries


/s/ Irwin G. Barnet*        Trustee                               August 2, 2001
--------------------
Irwin G. Barnet


/s/ Maria D. Hummer*        Trustee                               August 2, 2001
--------------------
Maria D. Hummer


/s/ James R. Wolford*       Trustee                               August 2, 2001
---------------------
James R. Wolford


/s/ William R. Sweet*       Trustee                               August 2, 2001
---------------------
William R. Sweet


/s/ Victor Meschures*       Trustee                               August 2, 2001
---------------------
Victor Meschures



* By:  /s/ Mitchell E. Nichter
       -----------------------
       Mitchell E. Nichter, Attorney-in-Fact
       pursuant to Powers of Attorney

              ----------------------------------------------------

                                EXHIBIT 23(d)(1)

                   SCHEDULE TO INVESTMENT MANAGEMENT AGREEMENT

               ---------------------------------------------------

                                CNI CHARTER FUNDS

                                   APPENDIX A
                     to the Investment Management Agreement

The provisions of the Investment Management Agreement between the Trust and the Bank apply to the following series of the Trust:

1.      Government Money Market Fund

2.      California Tax-Exempt Money Market Fund

3.      Prime Money Market Fund

4.      Large Cap Growth Equity Fund

5.      Large Cap Value Equity Fund

6.      California Tax Exempt Bond Fund

7.      Corporate Bond Fund

8.      Government Bond Fund

9.      High Yield Bond Fund

10.     Technology Growth Fund

11.     RCB Small Cap Value Fund



Dated as of:  August 2, 2001.
              --------------

                                CNI CHARTER FUNDS

                                   APPENDIX B
                     to the Investment Management Agreement

Each Fund shall pay to the Bank, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to the Investment Management Agreement, a management fee based upon each Fund's average daily net assets at the following per annum rates:

1.      Government Money Market Fund                             0.26%

2.      California Tax-Exempt Money Market Fund                  0.27%

3.      Prime Money Market Fund                                  0.25%

4.      Large Cap Growth Equity Fund                             0.65%

5.      Large Cap Value Equity Fund                              0.62%

6.      California Tax Exempt Bond Fund                          0.40%

7.      Corporate Bond Fund                                      0.43%

8.      Government Bond Fund                                     0.27%

9.      High Yield Bond Fund                                     0.75%

10.     Technology Growth Fund                                   0.85%

11.     RCB Small Cap Value Fund                                 0.85%



Dated as of:  August 2, 2001.
              --------------

              ----------------------------------------------------

                               EXHIBIT 23(h)(1)(i)

                  SCHEDULE TO ADMINISTRATIVE SERVICES AGREEMENT

               ---------------------------------------------------

                          SCHEDULE DATED AUGUST 2, 2001
                         TO THE ADMINISTRATION AGREEMENT
                            DATED AS OF APRIL 1, 1999
                                     BETWEEN
                                CNI CHARTER FUNDS
                                       AND
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES


Portfolios:   This  Agreement  shall apply to all  Portfolios of the CNI Charter
              Money Market Fund (collectively, the "Portfolios"), either now in existence or in the future created.

Fees: Pursuant to Article 4, Section A, and subject to a minimum fee of $90,000 for each separate series of shares, the Trust shall pay the Administrator compensation for services rendered to the Portfolios at an annual rate, which is calculated daily and paid monthly according to the following schedule:

              California Tax Exempt Money Market Fund       15.5 bps
              Government Money Market Fund                  10.1 bps
              Prime Money Market Fund                         15 bps
              Large Cap Growth Equity Fund                    15 bps
              Large Cap Value Equity Fund                     15 bps
              Corporate Bond Fund                             15 bps
              Government Bond Fund                            15 bps
              California Tax Exempt Bond Fund                 15 bps
              High Yield Bond Fund                            15 bps
              Technology Growth Fund                          15 bps
              RCB Small Cap Value Fund                        15 bps


Term: This Agreement shall become effective on April 1, 1999 and shall remain in effect for an Initial Term of three (3) years from such date and, thereafter, for successive Renewal Terms of two (2) years each, unless and until this Agreement is terminated in accordance with the provisions of Article 10 hereof.

               ---------------------------------------------------

                               EXHIBIT 23(h)(2)(i)

                      SCHEDULE TO TRANSFER AGENT AGREEMENT

               ---------------------------------------------------

                         SCHEDULE A DATED AUGUST 2, 2001
                         TO THE TRANSFER AGENT AGREEMENT
                               DATED APRIL 1, 1999
                                     BETWEEN
                                CNI CHARTER FUNDS
                                       AND
                         SEI INVESTMENTS FUND MANAGEMENT

                     Pursuant to the Preamble, the Transfer
                         Agent shall provide services to
                            the following Portfolios:

                             Prime Money Market Fund
                          Government Money Market Fund
                     California Tax Exempt Money Market Fund
                          Large Cap Growth Equity Fund
                           Large Cap Value Equity Fund
                         California Tax Exempt Bond Fund
                               Corporate Bond Fund
                              Government Bond Fund
                              High Yield Bond Fund
                             Technology Growth Fund
                            RCB Small Cap Value Fund







The Trust is authorized to issue separate classes of shares of beneficial interest representing interests in separate investment portfolios. The parties intend that each portfolio established by the Trust, now or in the future, be covered by the terms and conditions of this agreement.

               ---------------------------------------------------

                                  EXHIBIT 23(i)

                             LEGAL COUNSEL'S OPINION

               ---------------------------------------------------

                                 Law Offices of
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071
                            Telephone (213) 683-6000
                            Facsimile (213) 627-0705
                              Internet www.phjw.com




                                 August 2, 2001


(213) 683-6000



CNI Charter Funds
400 North Roxbury Drive
Beverly Hills, CA  90210

Ladies and Gentlemen:

        We have acted as counsel to CNI Charter Funds, a Delaware business trust (the "Trust"), in connection with Post-Effective Amendment No. 18 to the Trust's Registration Statement filed on Form N-1A with the Securities and Exchange Commission (the "Post Effective Amendment") and relating to the issuance by the Trust of an indefinite number of $0.01 par value shares of beneficial interest (the "Shares") of the RCB Small Cap Value Fund series of the Trust (the "Fund").

        In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents, and instruments submitted to us as copies. We have based our opinion on the following:

        (a) the Agreement and Declaration of Trust of the Trust dated October 25, 1996 (the "Trust Instrument");

        (b) the Trust's Certificate of Trust as filed with the Delaware Secretary of State on October 30, 1996;

        (c)    the By-laws of the Trust;

        (d)    the Post-Effective Amendment;

        (e) resolutions of the Trustees of the Trust adopted at a meeting on August 2, 2001, authorizing the establishment of the Fund and the issuance of the Shares; and

        (f) a certificate of an officer of the Trust as to certain factual matters relevant to this opinion.

        Our opinion below is limited to the federal law of the United States of America and the business trust law of the State of Delaware. We are not licensed to practice law in the State of Delaware, and we have based our opinion below solely on our review of Chapter 38 of Title 12 of the Delaware Code and the case law interpreting such Chapter as reported in Delaware Code Annotated. We have not undertaken a review of other Delaware law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States of America and the business trust law of the State of Delaware as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental authority.

        Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Fund's Prospectus included in the Post-Effective Amendment and in accordance with the Declaration of Trust, (ii) all consideration for the Shares will be actually received by the Fund, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Fund, the Shares will be legally issued, fully paid and nonassessable.

        This opinion is rendered to you in connection with the filing of the Post-Effective Amendment and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

        We hereby consent to (i) the reference to our firm as legal counsel to the Trust in the Statement of Additional Information included in the Post-Effective Amendment; and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendment.

                                            Very truly yours,

                                     /s/ PAUL, HASTINGS, JANOFSKY & WALKER, LLP

               ---------------------------------------------------

                                  EXHIBIT 23(j)

                 OTHER OPINIONS - INDEPENDENT AUDITORS' CONSENT

               ---------------------------------------------------

                          INDEPENDENT AUDITORS' CONSENT


The Board of Trustees of CNI Charter Funds:

We consent to the reference to our firm under the heading "Independent Auditors and Reports to Shareholders" in the Statement of Additional Information.

                               /s/ KPMG



Los Angeles, California
August 1, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We consent to the references to our firm in the Registration Statement on Form N-1A of CNI Charter Funds and to the use of our report dated August 4, 2000 on the financial statements and financial highlights of RCB Small Cap Fund, a series of shares of Professionally Managed Portfolios. Such financial statements and financial highlights appear in the 2000 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.





                                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 2, 2001

               ---------------------------------------------------

                               EXHIBIT 23(m)(1)(i)

                           SCHEDULE TO RULE 12B-1 PLAN

               ---------------------------------------------------

                                   SCHEDULE A
                       TO THE RULE 12B-1 DISTRIBUTION PLAN
                                       OF
                                CNI CHARTER FUNDS

           The 12b-1 Distribution and Servicing Plan shall be applicable to the following series and classes of shares (if separate classes of shares of such series have been designated) of CNI Charter Funds:


Fund                                                                     Classes
--------------------------------------------------------------------------------

1.   Prime Money Market Fund                                             A and S
2.   Government Money Market Fund                                        A and S
3.   California Tax-Exempt Money Market Fund                             A and S
4.   Large Cap Growth Equity Fund                                        A
5.   Large Cap Value Equity Fund                                         A
6.   Corporate Bond Fund                                                 A
7.   Government Bond Fund                                                A
8.   California Tax Exempt
     Bond Fund                                                           A
9.   High Yield Bond Fund                                                A
10.  Technology Growth Fund                                              A
11.  RCB Small Cap Value Fund                                            A and R

                                   SCHEDULE B
                       TO THE RULE 12B-1 DISTRIBUTION PLAN
                                       OF
                                CNI CHARTER FUNDS



Fund                                                       Class      Annual Fee
--------------------------------------------------------------------------------

Prime Money Market Fund                                     A           0.50%
Prime Money Market Fund                                     S           0.50%
Government Money Market Fund                                A           0.50%
Government Money Market Fund                                S           0.50%
California Tax-Exempt Money Market Fund                     A           0.50%
California Tax-Exempt Money Market Fund                     S           0.50%
Large Cap Growth Equity Fund                                A           0.25%
Large Cap Value Equity Fund                                 A           0.25%
Corporate Bond Fund                                         A           0.25%
Government Bond Fund                                        A           0.25%
California Tax Exempt Bond Fund                             A           0.25%
RCB Small Cap Value Fund                                    A           0.25%
RCB Small Cap Value Fund                                    R           0.25%
High Yield Bond Fund                                        A           0.30%
Technology Growth Fund                                      A           0.30%

               ---------------------------------------------------

                                EXHIBIT 23(o)(1)

                           SCHEDULE TO RULE 18F-3 PLAN

               ---------------------------------------------------

                                  APPENDIX A TO
                               MULTIPLE CLASS PLAN
                                       OF
                                CNI CHARTER FUNDS

                              MULTIPLE CLASS FUNDS

Funds
-----

Money Market Fund (Class A, Class S and Institutional Class)
Government Fund (Class A, Class S and Institutional Class)
California Tax-Exempt Fund (Class A, Class S and Institutional Class) Large Cap Growth Equity Fund (Class A and Institutional Class)
Large Cap Value Equity Fund (Class A and Institutional Class)
Corporate Bond Fund (Class A and Institutional Class)
Government Bond Fund (Class A and Institutional Class)
California Tax Exempt Bond Fund (Class A and Institutional Class)
High Yield Bond Fund (Class A and Institutional Class)
Technology Growth Fund (Class A and Institutional Class)
RCB Small Cap Value Fund (Class A, Class R and Institutional Class)




Dated:  August 2, 2001

               ---------------------------------------------------

                                EXHIBIT 23(p)(7)

                                 CODE OF ETHICS
                          REED, CONNER & BIRDWELL, LLC

               ---------------------------------------------------

                           CODE OF ETHICS, POLICY AND

                          COMPLIANCE PROGRAM CONCERNING

                         MATERIAL NON-PUBLIC INFORMATION

      Reed, Conner & Birdwell, LLC (RCB) employees are subject to the policies and procedures of RCB including the Code of Ethics (the "Code"), the Policy, and Compliance Program with respect to Handling Non-Public Information (the "Policy"). All personnel are required to read and be familiar with the Code and the Policy, which are attached.

                                 CODE OF ETHICS
                                 --------------

                                January 30, 2001

      The policy of RCB is to avoid any conflict of interest, or the appearance of any conflict of interest, between the interests of RCB, or its officers, partners and employees, and the interests of RCB's advisory clients ("Clients"). The Investment Company Act and rules require that RCB establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Clients might take advantage of that knowledge for their own benefit.

      This Code of Ethics has been adopted by RCB to meet those concerns and legal requirements. Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to RCB's designated compliance officer, Daniele Beasley. If the compliance officer is not available, questions should be directed to a principal of RCB or Counsel.

I.    STATEMENT OF PRINCIPLE

      General Prohibitions. The Investment Company Act and rules make illegal for any person covered by the Code, directly or indirectly, in connection with the purchase or sale of a security held or to be acquired by Clients to:

      a.  employ any device, scheme or artifice to defraud Clients;

      b. make any untrue statement of a material fact, omit to state a material fact or in any way mislead Clients regarding material fact;

      c. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon Clients; or

      d.  engage in any manipulative practice with respect to Clients.

      Personal Securities Transactions. The Code regulates personal securities transactions as a part of the effort by RCB to detect and prevent conduct that might violate the general prohibitions outlined above. A personal securities transaction is a transaction in a security in which the person subject to this Code has a beneficial interest. Security is interpreted very broadly for this purpose, and includes any right to acquire any security (an option or warrant, for example).

      Beneficial interest in a security exists when an individual has, directly or indirectly, the opportunity to profit or share in any profit derived from action in the security; or when there is an indirect interest, including beneficial ownership by a spouse or minor children or other dependents living in a household, or where securities are held by a partnership of which the party is a general partner. Technically, the rules under section 16 of the Securities Exchange Act of 1934 will be applied to determine if a beneficial interest in a security exists (even if the security would not be within the scope of section
16). A copy of Rule 16a-1(a), defining beneficial ownership, is attached as appendix A.

      In any situation where the potential for conflict exists, transactions for Clients must take precedence over any personal transaction. The people subject to this Code owe a duty to Clients to conduct their personal securities transactions in a manner, which does not interfere with Clients' portfolio transactions or otherwise take inappropriate advantage of their relationship to Clients. Personal securities transactions must comply with the Code of Ethics and should avoid any actual or potential conflict of interest between party's interests and Clients' interests.

      Situations not specifically governed by this Code of Ethics will be resolved in light of this general principle.

II.   HOW THE CODE'S RESTRICTIONS APPLY

      The restrictions on personal securities transactions in Section III and the compliance procedures in Section IV differentiate among groups of people based on their positions and responsibilities with RCB. The groups are: investment personnel and access personnel.

A. Investment personnel (individually, an "investment person") means any employee who, in connection with his or her regular functions or duties makes, or participates in making, recommendations or investment decisions for Clients, or obtains information regarding the purchase or sale of securities for Clients, or whose functions relate to the making of any recommendations with respect to such purchases or sales. Investment personnel are:

          o   RCB portfolio managers;

          o   analysts working for RCB;

          o   traders;

          o   portfolio accounting personnel;

          o support staff working directly with portfolio managers, analysts, or traders; and

          o   partners and officers of RCB.

      Access personnel (individually, an "access person") shall mean any employee who is not an investment person as described above. A non-employee director/manager of RCB is not an access person.

III.  RESTRICTIONS ON PERSONAL SECURITIES TRANSACTIONS

      A. No transactions with Clients. No investment person or access person or non-employee director shall knowingly sell or purchase from Clients any security or other property, except securities issued by Clients.

      B. No conflicting transactions. No investment person or access person shall purchase or sell any security, other than a listed index option or futures contract, in which such person has or would thereby acquire a beneficial interest which the person knows or has reason to believe is being purchased or sold or considered for purchase or sale by Clients, until Clients' transactions have been completed or consideration of such transactions has been abandoned.

      C. Private placements. No investment person or access person shall acquire any security in a private placement without the express written prior approval of the compliance officer. In deciding whether that approval should be granted, each of those persons will consider whether the investment opportunity should be reserved for Clients, and whether the opportunity has been offered because of the person's relationship with Clients. An investment person who has been authorized to acquire a security in a private placement must disclose that investment if he or she later participates in consideration of an investment in that issuer by Clients. Any investment decision for Clients relating to that security must be made by other investment personnel.

      D. Gifts. No investment person or access person may accept any gift or other thing of more than a $250 value from any person or entity that does business with or on behalf of RCB, or seeks to do business with or on behalf of RCB. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. It is not the intent of the Code to prohibit the everyday courtesies of business life. Therefore, excluded from this prohibition are an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose.

      E. Service as a director. No investment person or access person may serve as member of the board of directors of any publicly traded company, without the prior written approval of the compliance officer, based on a determination that the board service would not be inconsistent with the interests of RCB or of its Clients. If an investment person is serving as a board member, that investment person shall not participate in making investment decisions relating to the securities of the company on whose board he or she sits.

IV.   COMPLIANCE PROCEDURES

      A. Execution of personal securities transactions. All personal securities transactions must be conducted through brokerage accounts that have been identified to the compliance officer. Each such brokerage account must be set up to deliver duplicate copies of all confirmations and statements to the compliance officer. No exceptions to this policy will be made.

      B. Preclearance. Except as provided below, all personal securities transactions for investment personnel, must be cleared in advance by the compliance officer.

          Transactions in the following securities are exempt from the preclearance requirement:

          1. securities listed as exempt in Section V;

          2. municipal securities;

          3. straight debt securities; and

          4. listed index options and futures.

      C.  Blackout periods.

          1. Investment personnel. No personal securities transaction of an investment person will be cleared (as provided in B., above) if any Client (1) has a conflicting order pending or (2) is actively considering a purchase or sale of the same security. A conflicting order is any order for the same security, or for an option on or a warrant for that security, which has not been fully executed. A purchase or sale of a security is being "actively considered" (a) when a recommendation to purchase or sell has been made for any Client and is pending, or, (b) with respect to the person making the recommendation, when that person is seriously considering making the recommendation.

              Absent extraordinary circumstances, a personal securities transaction for an investment person will not be approved until the business day after completion of any transaction for any Client.

          2. Access personnel. No personal securities transaction of an access person may be executed on a day during which any Client has a pending order in the same security until that order is fully executed or withdrawn.

      D. Disclosure of personal holdings. Each investment person or access person shall disclose his or her personal securities holdings upon commencement of employment with RCB (Attachment A), and annually thereafter (Attachment B) as of December 31 of each year. Reports shall be delivered to the compliance officer no later than January 31 of each year.

      E.  Reporting personal securities transactions.

          1. Each investment person and access person shall (i) identify to RCB any brokerage account in which the person has a beneficial interest and (ii) instruct the broker to deliver to RCB's compliance officer duplicate confirmations of all transactions and duplicate monthly statements.

          2. For investment personnel and for access personnel who choose to execute all personal securities transactions through RCB's trading desk, the trading department will provide to RCB's compliance department information about transactions in the accounts of persons subject to the Code.

              Any personal securities transaction of an investment person or access person which for any reason does not appear in the brokerage records described above shall be reported to RCB's compliance officer within 10 days after the end of the month in which the transaction took place.

      F. Reports may be in any form. Except for the initial reports, reports filed by investment or access personnel for transactions executed through outside brokerage accounts may be in any form (including copies of confirmations or monthly statements) but must include (i) the date of the transaction, the title and number of shares, and the principal amount of each security involved; (ii) the nature of the transaction (i.e., purchase, sale, gift, or other type of acquisition or disposition); (iii) the price at which the transaction was effected; (iv) the name of the broker, dealer, or bank with or through whom the transaction was effected; and (v) the name of the reporting person. Confirmations may not be used in lieu of the initial or annual report.

      G. Certification of compliance. Each investment person and access person is required to certify annually that he or she has read and understands the code and recognizes that he or she is subject to the code. Each investment person and access person is required to certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the code. To accomplish this, the compliance officer shall annually distribute a copy of the code and request certification by all covered persons. The compliance officer shall be responsible for ensuring that all personnel comply with the certification requirement.

V.    EXEMPT TRANSACTIONS

      The provisions of this Code are intended to restrict the personal investment activities of persons subject to the Code only to the extent necessary to accomplish the purposes of the Code. Therefore, the provisions of
Section III (Restrictions on Personal Securities Transactions) and Section IV (Compliance Procedures) of this Code shall not apply to:

      A. Purchases or sales effected in any account over which the persons subject to this Code have no direct or indirect influence or control.

      B.  Purchases or sales of:

          1.  U.S. government securities;

          2. shares of open-end investment companies (mutual funds), including but not limited to shares of any mutual fund managed by RCB; and

          3.  bank certificates of deposit or commercial paper.

      C. Purchases or sales over which persons subject to this Code have no control;

      D.  Purchases which are part of an automatic dividend reinvestment plan;

      E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and

      F. Purchases or sales which receive the prior approval of the compliance officer, because they are not inconsistent with this Code or the provisions of Rule 17j-l(a) under the Investment Adviser's Act of 1940. A copy of Rule 17j-l is attached as Appendix B.

VI.   CONSEQUENCES FOR FAILURE TO COMPLY WITH THE CODE

      Compliance with this Code of Ethics is a condition of employment by RCB. Taking into consideration all relevant circumstances, the principals of RCB will determine what action is appropriate for any breach of the provisions of the

Code. Possible actions include letters of sanction, suspension, or termination of employment.

      Reports filed pursuant to the Code will be maintained in confidence but will be reviewed by RCB to verify compliance with the Code. Additional information may be required to clarify the nature of particular transactions.

RETENTION OF RECORDS

      The compliance officer shall maintain the records listed below for a period of six years at RCB's principal place of business in an easily accessible place:

      A.  a list of all persons subject to the Code during the period;

      B. receipts signed by all persons subject to the Code acknowledging receipt of copies of the Code and acknowledging that they are subject to it;

      C. a copy of each report filed pursuant to the Code and a record of any known violations and actions as a result thereof during the period.

                          Reed, Conner & Birdwell, LLC

                Policy Concerning Material Non-Public Information

I.    INTRODUCTION

It is the policy of this firm to prohibit the improper use of material non-public information. The federal securities laws have for many years prohibited the improper use of material non-public information. There has been a lot of recent publicity and developments regarding the misuse of insider information by securities professionals. Because of these developments, and for the protection of our firm and its clients, the firm is adopting a specific written policy concerning the handling and use of material non-public information.

II.   WHAT IS MATERIAL NON-PUBLIC INFORMATION?

      A. General. There is no specific or precise definition of "material non-public information". The courts, Congress and the Securities and Exchange Commission ("SEC") have not formed an exact definition. This section is intended to provide guidance as to the type of matters that may be deemed material non-public information. The term material non-public information has two parts, "material" and "non public".

      B. Non-Public Information. "Non-public" means information which has not been publicly disclosed by press release, the issuer's reports or otherwise, to the public. The public generally means the SEC, the press, and the general investing public.

      The key aspect of "non-public" is whether or not the information has been disseminated to the general investing public and the investment community. Even though a company has issued a press release to the wire services, information in the press release would be considered non-public until such time as it appears on one of the wire services. "Disseminated" to the public means that a sufficient period of time has elapsed for the public to obtain and absorb the information.

      If the information would not normally appear on the wire services, the information would be considered non-public until such time as the information has had an opportunity to be disseminated to the public generally. In the case of small over-the-counter stocks, this could be as long as 48 hours, or possibly longer if a press release did not appear in the press and was mailed to the general public or shareholders. If you have questions as to what is public or what is non-public, consult the compliance officer.

      Although the term "insider information" is often heard, this phrase is misleading since prohibited information may include information not emanating from an insider.

      For example, material non-public information may include market information such as front running. Front running is considered a violation of the securities laws and self-regulatory organizations' rules. An example of front running is where one knows of a stock sale to be made for a client on the New York Stock Exchange, which is large enough to likely depress the security's price. In such instance, it is illegal to position one's self, or the firm or clients on the other side of the transaction by selling options before the New York Stock Exchange transaction is disseminated over the tape. Another example is information about an undisclosed and yet to be announced tender offer.

      C. Material Information. "Material" information is information that is important to a reasonable investor in evaluating whether to buy, hold or sell a security. Determining what is "material" is usually the most difficult question. A securities professional will receive hundreds of pieces of information, none of which in and of itself may be material, but when put together into a "mosaic" may become material.

      The Supreme Court has held that an analyst is permitted to make fair inquiry to officials of a company to glean whatever information may be obtained. In fact, the Supreme Court endorses the use of analysts to obtain information from companies as being in the public interest. The analyst is permitted to use bits and pieces of information. The Supreme Court has permitted an analyst to use information obtained from an issuer to construct a mosaic, which is in itself material so long as the information was not improperly obtained. However, an analyst would be obtaining information improperly if the analyst knew (or should have known) that the offeror or employee was not permitted to disclose the information or was disclosing the information for improper purposes (such as a bribe or a future favor.)

      Notwithstanding the Supreme Court, the SEC continues to maintain that an analyst may not trade on, use or deal with "material non-public" information, whether or not improperly obtained. The SEC's basic position is to attempt to always have a level playing field for all investors. The SEC continues to take the position that a securities professional may not recommend, purchase or sell securities, or pass on information that is material and non-public. If you have a question as to what is material, please consult the RCB's compliance officer.

      D. Questions Regarding Material Non-Public Information. Obviously, there will be questions from time to time as to what information is both non-public and material. Since both of these terms are ill defined, vague and subject to conflicting interpretations, any questions you have should be brought to the attention of RCB's compliance officer.

PENALTIES

      The federal securities laws and criminal laws provide extreme penalties for persons who misuse material non-public information. The Insider trading and Securities Fraud Enforcement Act of 1988 Provides a penalty of up to 10 years imprisonment for each offense (i.e. each use of the mails or telephone) together with a fine for each offense of $1,000,000 for individuals and $2,500,000 for corporations. In addition, the SEC is empowered to obtain a civil penalty of three times the amount lost by the public. In many cases this will be considerably more than three times the amount, which someone could have made. The SEC also may bar individuals from the commodities, securities and other financial businesses in the event of a violation.

III.  TO WHOM DO THE PENALTIES APPLY?

      The penalties apply not only to firms but also to individuals. The law specifically provides for liability for the controlling persons of a firm. The liability does not necessarily attach only to personnel. It will attach to anyone working with or for a firm under its direction, such as temporary employees.

IV.   WHAT IS PROHIBITED?

      The SEC and the courts have taken the position that two things are prohibited:

      (1)  passing on material non-public information; and

      (2) buying or selling of securities on the basis of material non-public information.

      The SEC takes the position that if one receives information, which is material and non-public, that person and his firm must take no action until such time as the information has been disseminated to the public. If the source of the information refuses to disclose the information to the public, the SEC expects that the receiving person either do nothing, which is usually impossible for an investment adviser who has clients invested in the security, or report it to the SEC. A person receiving material non-public information who himself does not trade on such information nevertheless may be liable if he passes on the information to someone else, who then trades.

V.    TYPES OF SECURITIES COVERED

      The prohibitions apply to all types of securities including government securities, municipal securities, corporate debt, bonds, debentures, convertibles, preferred stock, equities, commercial paper, notes, options and other types of derivative products. The insider trading prohibitions apply not only to United States persons and United States securities, but also in most cases to any United States person dealing in foreign securities or with foreign persons.

VI.   QUESTIONS

           All questions concernng this policy should be brought to the attention of the compliance officer.

                               COMPLIANCE PROGRAM
                               CONCERNING MATERIAL
                             NON-PUBLIC INFORMATION


INTRODUCTION
------------

      RCB (the "firm") has a policy prohibiting the improper use of material non-public information. This program sets forth the firm's procedures for detecting possible improper use or handling of material non-public information.

1.    FIRM POLICY

      1.1 Policy. It is the policy of this firm to prohibit the improper use or handling of material non-public information as explained in the Policy Statement (the "Policy"). This Policy has been adopted by the firm's management and is to be vigorously enforced through this Compliance Program (the "Program").

      1.2  Prohibitions

           1.2.1 The Policy prohibits the purchase or sale of securities of any type or sort for the firm, its clients or its investment personnel or access personnel as defined in the firm's Code of Ethics (investment personnel and access personnel are collectively referred to as "personnel", and individual personnel are referenced as "person(s)') on the basis of material non-public information.

           1.2.2 The Policy also prohibits the firm, and personnel, from attempting to improperly obtain material non-public information.

           1.2.3 The Policy prohibits the passing on of material non-public information except in those few instances where there is a privilege, such as to the firm's attorneys, or where otherwise permitted by law.

2.    ADMINISTRATION AND ENFORCEMENT OF FIRM'S POLICY

      2.1 Administration. Management has adopted as the policy of the firm the the Policy and this Program, and all personnel must comply with the Policy. The Policy will be enforced by firm management in accordance with this Program. The principal administrative responsibility for the firm's Policy and the Program will rest with the firm's compliance officer, or her designee.

      2.2 Sanctions. As explained in the Policy, the legal sanctions for improper use of material non-public information are severe. Furthermore, the firm reserves the right to discipline or terminate any personnel for violation of the policy.

3.    NOTIFICATION PROCEDURE

      3.1 Initial Notifications. All personnel will be required to execute the letter attached as Attachment A (Policy Letter), acknowledging the firm's policy and agreeing to provide to the firm the following:

           3.1.1 Name of any entity with which such person has an investment account, the number of the account and address of the entity carrying the account.

           3.1.2 Copies of account statements showing all transactions monthly, or, if not issued monthly, quarterly, for the benefit of such person or for the benefit of any member of the household of such person.

           3.1.3 "Household" includes anyone residing regularly in the same home as such person.

           3.1.4 "Benefit for" means any transaction in which such person has a beneficial interest.

           3.1.5 It shall be the responsibility of the compliance officer or his designee to see that such acknowledgment letter is executed before such person renders any further services to the firm.

      3.2 Annual Affidavit. During January of each year, the compliance officer shall obtain from all personnel an annual affidavit and acknowledgment of the firm's Policy and each person's compliance with the Policy (Annual Update). A copy of such form is attached as Attachment B.

      3.3 Termination Affidavit. When any person ceases to be associated with the firm, the compliance officer or his designee shall attempt to obtain from such person an acknowledgment of compliance with the Policy and an affidavit, through the date of termination. Although this may not always be possible, an effort should be made to obtain such an acknowledgment.

      3.4 Records Relating to Policy Notification and Account Affidavit. The compliance officer or his designee will maintain appropriate files for personnel including:

           3.4.1  the Policy Letter,

           3.4.2  the Annual Update, and

           3.4.3  any termination affidavit.

4.    PERSONAL TRANSACTIONS

      4.1  Records of All Personal Transactions.

           4.1.1 As set forth in the Policy Letter, all personnel shall provide, in writing to the compliance officer, the name of any firm with which such person has an investment account in which securities may be purchased, sold or held for such person's benefit. The compliance officer shall also be provided with such firm's name, address and account number.

           4.1.2 All personnel shall provide to the compliance officer copies of all account statements received on a monthly or quarterly basis with respect to any investment account in such person's name or otherwise report any purchase, sale or transaction in securities for which such person, or any member of his or her household has a beneficial interest.

      4.2 Review of Transactions. The compliance officer shall, on a monthly basis, review all transactions by all personnel with a view to identifying transactions that may possibly involve the purchase or sale of securities based upon improper use of material non-public information. While it is obviously impossible to detect all such activities, or even be aware of all price movements and transactions in the marketplace, the compliance officer should review all transactions with a view to spotting unusual transactions.

      In that regard, particular attention should be paid to certain types of transactions possibly involving misuse of material non-public information. It is impossible to categorize all such types of transactions. Examples of the type of transactions that should be scrutinized would be transactions in securities involved in recent takeovers or tender offers, or securities whose prices have risen or changed dramatically. Attention should be directed to any large accumulations over a short period of time or other transactions, which would be unusual for such person, based upon financial circumstances, resources and position. Particular attention should be directed to options or other leveraged transactions in size.

      Attention should also be directed to any type or series of transactions, which would be unusual for such person considering that person's past investment practices. Transactions involving leveraged equity, options or futures transaction should be particularly examined. Transactions resulting in large profits should be examined. Sudden disposal of securities held for many years should be examined.

      4.3 Records. The compliance officer should review each monthly account statement or other report of transactions showing this review. Copies of all documents should be retained for a period of six years.

5.    TRANSACTIONS BY OR FOR CLIENTS

      5.1 Record of Transactions By or For Clients. The compliance officer should review weekly and monthly, all transactions executed by the firm for or on behalf of clients, for evidence of possible misuse of material non-public information. (See 4.2 above for some of the factors to be reviewed.)

      5.2 Record of Review. The compliance officer should record her review, through preparation of appropriate data entries.

6.    CONTACTS WITH ISSUERS AND OTHERS HAVING POSSIBLE NON-PUBLIC INFORMATION

      6.1 General Policy. On behalf of the firm, investment personnel may contact issuers, other research firms, broker-dealers, financial firms and institutions, and probe such firms for financial and other important information concerning issuers, offers, industry trends, and market information. Only investment personnel are authorized to contact issuers and others having possible non-public information.

7.    RECEIPT OF POSSIBLE MATERIAL NON-PUBLIC INFORMATION

      7.1 In the event that investment personnel receive information from any source that might be considered non-public information and material, it should be brought to the attention of the compliance officer.

      7.2 A memorandum with respect to such information should be prepared and maintained. The compliance officer should determine what steps, if any, should be taken in accordance with legal requirements, including consulting with outside counsel and possibly notifying the source of the information, obtaining additional information or notifying appropriate government agencies.

                                  ATTACHMENT A

TO:       ALL REED, CONNER & BIRDWELL, LLC PERSONNEL
FROM:     DANIELE BEASLEY

RE: ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS AND POLICY CONCERNING MATERIAL NON-PUBLIC INFORMATION

A.    CODE OF ETHICS

           Reed, Conner & Birdwell, LLC ("RCB") has adopted a written Code of Ethics (the "Code") to avoid potential conflicts of interest by RCB personnel. A copy of the Code is attached to this letter. As a condition of your continued employment with the firm you are required to read, understand and abide by the Code.

B.    POLICY CONCERNING MATERIAL NON-PUBLIC INFORMATION

           RCB also has adopted a written policy (the "Policy") concerning the use and handling of material non-public information, a copy of which is attached. Acknowledgment of compliance with the Policy is an additional condition of continued employment with RCB.

           RCB, as part of its compliance program, requires that all personnel furnish to the firm's compliance officer, the names and addresses of any firm with which you have any investment account. You are also required to furnish to the firm's compliance officer, copies of your monthly or quarterly account statements, or other documents, showing all purchases or sales of securities in any such account, or which are effected by you or for your benefit, or the benefit of any member of your household. Annually, you are required to furnish a report of your personal securities holdings. These requirements apply to any investment account, such as an account at a brokerage house; trust account at a bank, custodial account or similar types of accounts.

           The firm's compliance program also requires that you report any instance whereby you may have come in contact with material non-public information. Please note that the enclosed Policy requires that if there is any information that you receive from any source that might be material non-public information, it should be brought to the attention of the compliance officer.

           If you have any questions concerning this letter or the Policy, they should be directed to the firm's compliance officer, Daniele Beasley.

      --------------------------------------------------------------------------

      I affirm that I have read the Code of Ethics, and the Policy Concerning Material Non-Public Information and the above letter. I agree to the terms and conditions set forth in the Code of Ethics, and the Policy Concerning Material Non-Public Information.



----------------------------------------         -------------------------------
                   Signature                                    Date

                                  ATTACHMENT B


       TO:    ALL REED, CONNER & BIRDWELL, LLC PERSONNEL

       FROM:  DANIELE BEASLEY

       RE: ANNUAL UPDATE OF CODE OF ETHICS AND POLICY CONCERNING MATERIAL NON-PUBLIC INFORMATION

       As part of the firm's compliance procedures, we annually obtain from all personnel and persons working under the firm's direction certain affirmations with respect to activities in connection by the Code and Policy. A copy of the Code and the Policy are attached.

       If you have any questions, please contact me.


                        ANNUAL AFFIRMATION OF COMPLIANCE

I affirm the following:

1. I have again read and, during the past year to the best of my knowledge, have abided in all material respects with the Code and the Policy.

2. I have provided to the firm's compliance officer the names and addresses of each investment account that I have with any firm, including, but not limited to, broker-dealers, banks and others. (List of known accounts attached.)

3. I have asked to be provided to the compliance officer of the firm copies of account statements showing each and every transaction in any security that I have effected, or which has been effected for my benefit or for the benefit of any member of my household. (List of household members attached.)

4. I have provided to the compliance officer a report of my personal securities holdings (limited to holdings with a value of $500 or more) for those securities not included on account statements previously provided.



----------------------------------------         -------------------------------
                   Signature                                    Date

TO:     ALL REED, CONNER & BIRDWELL, LLC PERSONNEL

FROM:   DANIELE BEASLEY

RE:     2001 ANNUAL AFFIRMATION OF COMPLIANCE

As part of the firm's compliance procedures, we annually obtain from all personnel and persons working under the firm's direction certain affirmations with respect to activities in connection with the Code of Ethics.

      Below is the annual affirmation to be completed and returned to the compliance officer by January 31, 2001.

      If you have any questions, please contact me.

                      2001 ANNUAL AFFIRMATION OF COMPLIANCE

      I affirm the following:

1. I have again read and, during the past year to the best of my knowledge, have abided in all material respects with the Code of Ethics and the Policy on Inside Information included in the Employee Handbook.

2. I have provided to the firm's compliance officer the names and addresses of each investment account that I have with any firm, including, but not limited to, broker-dealers, banks and others. (List of known accounts attached.)

3. I have provided to the compliance officer of the firm copies of account statements showing each and every transaction in any security that I have effected, or which has been effected for my benefit or for the benefit of any member of my household. (List of household members attached.)

4. I have provided to the compliance officer a report of my personal securities holdings (limited to holdings with a value of $500 or more) for those securities not included on account statements previously provided.




----------------------------------------         -------------------------------
                   Signature                                    Date